Principal Funds, Inc. 711 High Street, Des Moines, IA 50392 515 247 5111 tel
February 3, 2025
Dear Shareholder:
The Board of Directors of Principal Funds, Inc. ("PFI") has approved a Plan of Acquisition (the "Plan") providing for the reorganization of the High Income Fund (the "Acquired Fund") into the High Yield Fund (the "Acquiring Fund") (together, the "Funds"). Each of these Funds is a separate series of PFI.
Under the Plan: (i) the Acquiring Fund will acquire all the assets, subject to all the liabilities, of the Acquired Fund in exchange for newly issued shares of the Acquiring Fund; and (ii) the Acquiring Fund shares will be distributed to the shareholders of the Acquired Fund in complete liquidation and termination of the Acquired Fund (the "Reorganization"). As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund. The total value of all shares of the Acquiring Fund issued in the Reorganization will equal the total value of the net assets of the Acquired Fund. The number of full and fractional shares of the Acquiring Fund received by a shareholder of the Acquired Fund will be equal in value to the value of that shareholder’s shares of the Acquired Fund as of the close of regularly scheduled trading on the New York Stock Exchange ("NYSE") on the closing date of the Reorganization. Holders of Institutional Class shares of the Acquired Fund will receive, respectively, Institutional Class shares of the Acquiring Fund. The Reorganization is expected to occur on or about the close of regularly scheduled trading on the NYSE on February 28, 2025.
The Board of Directors believes that the Reorganization is in the best interests of shareholders of both Funds for reasons described in Information Statement/Prospectus. Combining the Funds will not result in any dilution of the interests of existing shareholders of the Funds.
The Funds will obtain an opinion of legal counsel to the effect that no gain or loss should be recognized by any shareholder for federal income tax purposes as a result of the Reorganization. The direct expenses and out-of-pocket fees incurred in connection with the Reorganization will be borne by Principal Global Investors, LLC, the advisor to both Funds.
Please note that PFI is not required to obtain shareholder approval of the Reorganization. Consequently, we are not asking you for a proxy, and we are requesting that you not send us a proxy. The enclosed Information Statement/Prospectus, however, provides information about the Reorganization and the Plan.
If you have any questions regarding your Fund's Reorganization, please call our Shareholder Services Department toll-free at 1 (800) 222-5852.

Sincerely,

Kamal Bhatia
Director, Chair, President and Chief Executive Officer

PRINCIPAL FUNDS, INC.
711 High Street, Des Moines, Iowa 50392
1 (800) 222-5852
---------------------------------
IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT/PROSPECTUS
This Information Statement/Prospectus is available at
https://brandassets.principal.com/m/7ff1cb4501e7bd00/original/PFI-High-Income-Fund-Information-Statement.pdf.
---------------------------------
RELATING TO THE REORGANIZATION OF
THE HIGH INCOME FUND INTO THE HIGH YIELD FUND
This Information Statement/Prospectus is furnished in connection with a Plan of Acquisition (the "Plan") providing for the reorganization of the High Income Fund (the "Acquired Fund") into the High Yield Fund (the "Acquiring Fund") (together, the "Funds"). Each of these Funds is a separate series or fund of Principal Funds, Inc. ("PFI").
Under the Plan: (i) the Acquiring Fund will acquire all the assets, subject to all the liabilities, of the Acquired Fund in exchange for newly issued shares of the Acquiring Fund; and (ii) the Acquiring Fund shares will be distributed to the shareholders of the Acquired Fund in complete liquidation and termination of the Acquired Fund (the "Reorganization"). As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund. The total value of all shares of the Acquiring Fund issued in the Reorganization will equal the total value of the net assets of the Acquired Fund. The number of full and fractional shares of the Acquiring Fund received by a shareholder of the Acquired Fund will be equal in value to the value of that shareholder’s shares of the Acquired Fund as of the close of regularly scheduled trading on the New York Stock Exchange ("NYSE") on the closing date of the Reorganization. Holders of Institutional Class shares of the Acquired Fund will receive, respectively, Institutional Class shares of the Acquiring Fund. The Reorganization is expected to occur on or about the close of regularly scheduled trading on the NYSE on February 28, 2025. The terms and conditions of the Reorganization are more fully described below in this Information Statement/Prospectus and in the Form of Plan of Acquisition, which is attached hereto as Appendix A.
Please note: PFI is not required to obtain shareholder approval of the Reorganization.
Consequently, we are not asking you for a proxy, and we are requesting that you not send us a proxy.
This Information Statement/Prospectus contains information shareholders should know about the Reorganization. Please read it carefully and retain it for future reference. The Annual and Semi-Annual Reports to Shareholders of PFI contain additional information about the investments of the Acquired Fund and the Acquiring Fund. The Annual Report contains discussions of the market conditions and investment strategies that significantly affected these Funds during the fiscal year ended October 31, 2024. Copies of these reports may be obtained at no charge by calling our Shareholder Services Department toll-free at 1 (800) 222-5852 or online at www.principalfunds.com/prospectuses.
The Statement of Additional Information dated February 3, 2025 (the "Statement of Additional Information" or "SAI") relating to this Information Statement/Prospectus has been filed with the SEC (File No. 333-284120) and is incorporated by reference into this Information Statement/Prospectus. PFI’s Prospectus for both the Acquired Fund and Acquiring Fund dated March 1, 2024 and as supplemented, and the Statement of Additional Information for both the Acquired Fund and Acquiring Fund dated March 1, 2024, as supplemented, have been filed with the SEC (File No. 033-59474). Copies of these documents may be obtained without charge by writing to Principal Funds, Inc., P.O. Box 219971, Kansas City, MO 64121-9971 or by calling our Shareholder Services Department toll-free at 1 (800) 222-5852. You may also call our Shareholder Services Department toll free at 1 (800) 222-5852 if you have any questions regarding your Fund's Reorganization.
PFI is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"), and files reports, proxy materials, and other information with the SEC. Such reports, proxy materials, and other information are available on the SEC’s EDGAR Database on its Internet site at www.sec.gov.
The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Information Statement/Prospectus. Any representation to the contrary is a criminal offense.
The date of this Information Statement/Prospectus is February 3, 2025

INTRODUCTION
This Information Statement/Prospectus is being furnished to shareholders of the Acquired Fund to provide information regarding the Plan and the Reorganization.
Principal Funds, Inc. PFI is a Maryland corporation and an open-end management investment company registered with the SEC under the 1940 Act. PFI currently offers 76 separate series (the "PFI Funds"), including the Acquired Fund and the Acquiring Fund. The sponsor of PFI is Principal Life Insurance Company ("Principal Life"), and the investment advisor to the PFI Funds is Principal Global Investors, LLC ("PGI"). Principal Funds Distributor, Inc. (the "Distributor" or "PFD") is the distributor for all share classes. Principal Life is an insurance company organized in 1879 under the laws of the State of Iowa. Principal Life, PGI, and PFD are indirect, wholly-owned subsidiaries of Principal Financial Group, Inc. ("PFG"). Principal Life, PGI, and PFD’s address is the Principal Financial Group, 711 High Street, Des Moines, Iowa 50392.
Investment Management. Pursuant to an investment advisory agreement with PFI, PGI provides investment advisory services to each PFI Fund and is also responsible for, among other things, administering the business and affairs of each PFI Fund. PGI is also responsible for selecting, contracting with, compensating, and monitoring the performance of any sub-advisors that manage the investment of the assets of the PFI Funds pursuant to sub-advisory agreements. PGI, with respect to the management of the Acquired Fund, has entered into sub-advisory agreements with Insight North America LLC, Polen Capital Credit, LLC, and Post Advisory Group, LLC. The Acquiring Fund has no sub-advisors.
PGI is located at 801 Grand Avenue, Des Moines, IA 50392. PGI is an indirect, wholly owned subsidiary of PFG.
THE REORGANIZATION
At its meeting held on October 31, 2024, the PFI Board of Directors (the "Board"), including all the Directors who are not "interested persons" (as defined in the 1940 Act) of PFI (the "Independent Directors"), approved the Reorganization pursuant to the Plan providing for the reorganization of the Acquired Fund into the Acquiring Fund. The Board concluded that the Reorganization is in the best interests of the Acquired Fund and the Acquiring Fund and that the interests of existing shareholders of the Funds will not be diluted as a result of the Reorganization. The factors that the Board considered in deciding to approve the Reorganization are discussed under "THE REORGANIZATION - Board Consideration of the Reorganization."
The Reorganization contemplates: (i) the transfer of all the assets, subject to all of the liabilities, of the Acquired Fund to the Acquiring Fund in exchange for newly issued shares of the Acquiring Fund; and (ii) the distribution to Acquired Fund shareholders of the Acquiring Fund shares in complete liquidation and termination of the Acquired Fund. As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund. In the Reorganization, the Acquiring Fund will issue to the Acquired Fund a number of shares with a total value equal to the total value of the net assets of the Acquired Fund, and each shareholder of the Acquired Fund will receive a number of full and fractional shares of the Acquiring Fund with a value equal to the value of that shareholder’s shares of the Acquired Fund, as of the close of regularly scheduled trading on the NYSE on the closing date of the Reorganization (the "Effective Time"). The closing date of the Reorganization is expected to be on or about February 28, 2025. Holders of Institutional Class shares of the Acquired Fund will receive, respectively, Institutional Class shares of the Acquiring Fund. The terms and conditions of the Reorganization are more fully described below in this Information Statement/Prospectus and in the Form of Plan of Acquisition, which is attached hereto as Appendix A.
Please see "THE REORGANIZATION - Board Consideration of the Reorganization" for additional information about the Board's consideration of the Reorganization.
Furthermore, the Funds will obtain an opinion of legal counsel to the effect that no gain or loss should be recognized by any shareholder for federal income tax purposes as a result of the Reorganization. Please see "Information About the Reorganization - Federal Income Tax Consequences" for additional information about the federal income tax consequences of the Reorganization.

PGI serves as investment advisor to both the Acquired Fund and the Acquiring Fund. In addition, the Acquired Fund is sub-advised by three different sub-advisory firms whereas the Acquired Fund is not sub-advised by any sub-advisory firms. The portfolio managers of the Acquiring Fund, which are different from the portfolio managers of the Acquired Fund, will remain the portfolio managers of the Acquiring Fund post-Reorganization. Please see "Plan of Acquisition Providing for the Reorganization of the High Income Fund into the High Yield Fund" below for additional comparison information between the Acquired Fund and Acquiring Fund, as well as information about the Acquiring Fund post-Reorganization.
The direct expenses and out-of-pocket fees incurred in connection with the Reorganization, including printing, mailing and audit fees, will be paid by PGI as the advisor to the Acquired Fund. The costs are estimated to be $12,275.
Each of the Acquired Fund and the Acquiring Fund qualifies, and following the Reorganization it is expected that the Acquiring Fund will continue to qualify, as a Regulated Investment Company for tax purposes.
Plan of Acquisition Providing for the Reorganization of the
High Income Fund into the High Yield Fund
At its meeting held on October 31, 2024, the Board of PFI, including the Independent Directors, approved the Plan, which provides for the reorganization of the High Income Fund ("Acquired Fund") into the High Yield Fund (the "Acquiring Fund"). PFI is not required to obtain, and is not seeking, shareholder approval of the Reorganization.
Comparison of Acquired and Acquiring Funds
The following tables provide comparative information with respect to the Acquired Fund and the Acquiring Fund. The Funds have the substantially identical investment objectives despite the difference in wording: The Acquired Fund seeks high current income, and the Acquiring seeks to provide a high level of current income. In terms of principal investment strategies, both Funds invest in below investment grade bonds and bank loans (often called "high yield" or "junk"), although the Acquiring Fund invests at least 80% of its nets assets, plus any borrowing for investment purposes, in this asset class. Both Funds also invest in investment grade bank loans (also known as senior floating rate interests) and securities of foreign issuers.
PGI is the investment advisor for both the Acquired Fund and the Acquiring Fund. In managing the Acquired Fund, PGI allocates the Fund's assets among three different sub-advisors (listed below) that use differing approaches in making their investment decisions, which include actively managed and more passive investment strategies. PGI actively manages the Acquiring Fund and does not employ sub-advisors to implement the Fund's investment strategies. Further, the Acquired Fund and the Acquiring Fund are each managed by a different team of portfolio managers. The portfolio managers listed below for the Acquiring Fund will remain the portfolio managers of the Acquiring Fund post-Reorganization.

HIGH INCOME FUND (Acquired Fund)	HIGH YIELD FUND (Acquiring Fund)

Approximate Net Assets as of October 31, 2024	Approximate Net Assets as of October 31, 2024
$598,450,000	$5,850,503,000

Investment Advisor	Investment Advisor
PGI	PGI

Sub-Advisors	Sub-Advisors
Insight North America LLC	None
Polen Capital Credit, LLC
Post Advisory Group, LLC

HIGH INCOME FUND (Acquired Fund)	HIGH YIELD FUND (Acquiring Fund)
PGI Portfolio Managers	PGI Portfolio Managers

James W. Fennessey has been with Principal® since 2000. Mr. Fennessey earned a bachelor’s degree in Business Administration, with an emphasis in Finance, and a minor in Economics from Truman State University. He has earned the right to use the Chartered Financial Analyst designation.
Randy L. Welch has been with Principal® since 1989. He earned a bachelor’s degree in Business/Finance from Grand View College and an M.B.A. from Drake University. Mr. Welch is an affiliate member of the Chartered Financial Analysts (CFA) Institute.

Mark P. Denkinger has been with Principal® since 1990. He earned a bachelor’s degree in Finance and an M.B.A. with a Finance emphasis from the University of Iowa. Mr. Denkinger has earned the right to use the Chartered Financial Analyst designation.
Josh Rank has been with Principal® since 2013. He earned a bachelor’s degree in Finance from Iowa State University. Mr. Rank has earned the right to use the Chartered Financial Analyst designation.
Darrin E. Smith has been with Principal® since 2007. He earned a bachelor’s degree in Economics from Iowa State University and an M.B.A. from Drake University. Mr. Smith has earned the right to use the Chartered Financial Analyst designation.

HIGH INCOME FUND (Acquired Fund)	HIGH YIELD FUND (Acquiring Fund)

Investment Objective	Investment Objective
The Fund seeks current income.	The Fund seeks to provide a high level of current income.

HIGH INCOME FUND (Acquired Fund)	HIGH YIELD FUND (Acquiring Fund)

Principal Investment Strategies	Principal Investment Strategies
Under normal circumstances, the Fund invests primarily in below investment grade bonds and bank loans (sometimes called “high yield” or “junk”), which are rated, at the time of purchase, Ba1 or lower by Moody’s Investors Service, Inc. (“Moody’s”) and BB+ or lower by S&P Global Ratings (“S&P Global”). If the bond or bank loan has been rated by only one of the rating agencies, that rating will determine the rating of the bond or bank loan; if the bond or bank loan is rated differently by the rating agencies, the highest rating will be used; and if the bond or bank loan has not been rated by either of the rating agencies, those selecting such investments will determine the quality of the bond or bank loan. The Fund also invests in investment grade bank loans (also known as senior floating rate interests) and securities of foreign issuers.
In managing the Fund, Principal Global Investors, LLC (“PGI”), the Fund’s investment advisor, allocates the Fund’s assets among multiple sub-advisors that use differing approaches in making their investment decisions, which include actively managed and more passive investment strategies. With respect to the passive strategy, the Fund uses a sampling methodology to purchase securities with generally the same risk and return characteristics as the Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index (the “Index”) in an attempt to match or exceed the performance of the Index.
Under normal circumstances, the Fund maintains an average portfolio duration that is within ±25% of the duration of the Index, which as of January 31, 2024 was 3.33 years. The Fund is not managed to a particular maturity.

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in below investment grade bonds and bank loans (sometimes called “high yield” or “junk”), which are rated, at the time of purchase, Ba1 or lower by Moody’s Investors Service, Inc. (“Moody’s”) and BB+ or lower by S&P Global Ratings (“S&P Global”). If the bond or bank loan has been rated by only one of the rating agencies, that rating will determine the rating of the bond or bank loan; if the bond or bank loan is rated differently by the rating agencies, the highest rating will be used; and if the bond or bank loan has not been rated by either of those agencies, those selecting such investments will determine the quality of the bond or bank loan. The Fund also invests in investment grade bank loans (also known as senior floating rate interests) and securities of foreign issuers. Under normal circumstances, the Fund maintains an average portfolio duration that is within ±20% of the duration of the Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index, which as of January 31, 2024 was 3.33 years. The Fund is not managed to a particular maturity.

Temporary Defensive Investing
For temporary defensive purposes in times of unusual or adverse market, economic, or political conditions, each Fund may invest up to 100% of its assets in cash and cash equivalents. In taking such defensive measures, either Fund may fail to achieve its investment objective.
Securities Lending
To generate additional income, a Fund may lend its portfolio securities to broker-dealers and other institutional borrowers to the extent permitted under the 1940 Act or the rules, regulations or interpretations thereunder. A Fund that lends its securities will continue to receive amounts equal to the interest or dividend payments generated by the loaned securities. In addition to receiving these amounts, the Fund generates income on the loaned securities by receiving a fee from the borrower, and by earning interest on the collateral received from the borrower. A negotiated portion of the income is paid to a securities lending agent (e.g., a bank or trust company) who arranged the loan. During the term of the loan, the Fund’s investment performance will reflect changes in the value of the loaned securities.
A borrower’s obligations under a securities loan is secured continuously by collateral posted by the borrower and held by the custodian in an amount at least equal to the market value of the loaned securities. Generally, cash collateral that a Fund receives from securities lending activities will be invested in the Principal Funds, Inc. Government Money Market Fund, which is managed by PGI and for which PGI receives a management fee. The collateral may also be invested in unaffiliated money market funds.
Securities lending involves exposure to certain risks, including the risk of losses resulting from problems in the settlement and accounting process, the risk of a mismatch between the return on cash collateral reinvestments and the fees each Fund has agreed to pay a borrower, and credit, legal, counterparty and market risk. A Fund’s participation in a securities lending transaction may affect the amount, timing, and character of distributions derived from such transaction to shareholders. Qualified dividend income does not include "payments in lieu of dividends," which the Funds anticipate they will receive in securities lending transactions.
Fundamental Investment Restrictions
The Funds are subject to identical fundamental investment restrictions, which may not be changed without a shareholder vote. These fundamental restrictions deal with such matters as the issuance of senior securities, purchasing or selling real estate or commodities, borrowing money, making loans, underwriting securities of other issuers, diversification or concentration of investments, and short sales of securities. The fundamental investment restrictions of the Funds are described in the Statement of Additional Information under "Description of the Funds' Investments and Risks - Fundamental Restrictions."
The Funds are subject to differing non-fundamental investment restrictions regarding their ability to invest in foreign securities. Non-fundamental investment restrictions may be changed without shareholder approval. The Acquired Fund may not invest more than 25% of its assets in foreign securities whereas the Acquiring Fund may not invest more than 35% of its assets in foreign securities. The non-fundamental investment restrictions of the Funds are described in the Statement of Additional Information under "Description of the Funds' Investments and Risks - Non-Fundamental Restrictions."
Additional Information
The investment objective of each Fund may be changed by the Board without shareholder approval.
Additional information about the investment strategies and the types of securities in which the Funds may invest is discussed below under "Additional Information About Investment Strategies and Risks," as well as in the Statement of Additional Information.
The Statement of Additional Information provides further information about the portfolio managers for each Fund, including information about compensation, other accounts managed, and ownership of Fund shares.

Comparison of Principal Investment Risks
Shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired Fund and the Acquiring Fund.
Principal Risks Applicable to Both Funds:
The following principal risks are applicable to the Acquired Fund and the Acquiring Fund:
Bank Loans Risk. Changes in economic conditions are likely to cause issuers of bank loans (also known as senior floating rate interests) to be unable to meet their obligations. In addition, the value of the collateral securing the loan (if any) may decline, causing a loan to be substantially unsecured. Underlying credit agreements governing the bank loans, reliance on market makers, priority of repayment, and overall market volatility may harm the liquidity of loans.
Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate, credit quality, and liquidity risks. The market value of fixed-income securities generally declines when interest rates rise, and increased interest rates may adversely affect the liquidity of certain fixed-income securities. Moreover, an issuer of fixed-income securities could default on its payment obligations due to increased interest rates or for other reasons.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation, or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
High Yield Securities Risk. High yield fixed-income securities (commonly referred to as “junk bonds”) are subject to greater credit quality risk than higher rated fixed-income securities and should be considered speculative.
Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund’s average portfolio duration, the more sensitive the fund will be to changes in interest rates, which means funds with longer average portfolio durations may be more volatile than those with shorter durations.
Redemption and Large Transaction Risk. Ownership of the Fund’s shares may be concentrated in one or a few large investors (such as funds of funds, institutional investors, and asset allocation programs) that may redeem or purchase shares in large quantities. These transactions may cause the Fund to sell securities to meet redemptions or to invest additional cash at times it would not otherwise do so, which may result in increased transaction costs, increased expenses, changes to expense ratios, and adverse effects to Fund performance. Such transactions may also accelerate the realization of taxable income if sales of portfolio securities result in gains. Moreover, reallocations by large shareholders among share classes of a fund may result in changes to the expense ratios of affected classes, which may increase the expenses paid by shareholders of the class that experienced the redemption.
Additional Principal Risks of Investing in the Acquired Fund:
There are no additional principal risks of investing in the Acquired Fund that are not included above in "Principal Risks Applicable to Both Funds."
Additional Principal Risks of Investing in the Acquiring Fund:
There are no additional principal risks of investing in the Acquiring Fund that are not included above in "Principal Risks Applicable to Both Funds."

Fees and Expenses of the Funds
Shareholder Fees (fees paid directly from your investment)
The Institutional Class shares of the Funds and the Class R-6 shares of the Acquiring Fund are not subject to sales charges or redemption fees.
Fees and Expenses as a % of average daily net assets
The following table shows: (a) the ratios of expenses to average net assets of the Acquired Fund for the fiscal year ended October 31, 2024; (b) the ratios of expenses to average net assets of the Acquiring Fund for the fiscal year ended October 31, 2024; and (c) the pro forma expense ratios of the Acquiring Fund for the fiscal year ended October 31, 2024 assuming that the Reorganization had taken place at the commencement of the fiscal year ended October 31, 2024.
If you purchase Institutional Class shares through certain programs offered by certain financial intermediaries, you may be required to pay a commission and/or other forms of compensation to the broker, or to your Financial Professional or other financial intermediary.
Holders of Institutional Class shares of the Acquired Fund will receive Institutional Class shares of the Acquiring Fund. Following the Reorganization, eligible shareholders who receive Institutional Class shares of the Acquiring Fund in the Reorganization will be able to exchange their Institutional Class shares of the Acquiring Fund for Class R-6 Class shares of the Acquiring Fund on a tax-free basis and without exchange fees. To determine if you are an eligible shareholder, see "Purchase of Fund Shares--Eligible Purchasers" below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

(a) HIGH INCOME FUND (Acquired Fund)
Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Operating Expenses	Fee Waiver(1)	Net Expenses
Institutional	0.61%	N/A	0.01%	0.00%	0.62%	(0.02)%	0.60%
(b) HIGH YIELD FUND (Acquiring Fund)
Class	Management Fees(2)	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Operating Expenses	Expense Reimbursement(2)	Net Expenses
Institutional	0.51%	N/A	0.12%	0.00%	0.63%	(0.03)%	0.60%
R-6	0.51%	N/A	0.02%	0.00%	0.53%	N/A	0.53%

(c) HIGH YIELD FUND (Acquiring Fund) (Pro forma assuming Reorganization)
Class	Management Fees(3)	Distribution and/or Service (12b-1) Fees	Other Expenses(4)	Acquired Fund Fees and Expenses	Total Operating Expenses	Expense Reimbursement(2)	Net Expenses
Institutional	0.50%	N/A	0.10%	0.00%	0.60%	0.00%	0.60%
R-6	0.50%	N/A	0.01%	0.00%	0.51%	N/A	0.51%
(1)PGI, the investment advisor, has contractually agreed to waive a portion of the Fund's management fees through the period ending February 28, 2026. The fee waiver will reduce the Fund's management fees by 0.015% (expressed as a percent of average net assets on an annualized basis). It is expected that the fee waiver will continue through the period disclosed; however, PFI and PGI, the parties to the agreement, may mutually agree to terminate the fee waiver prior to the end of the period.
(2)PGI, the investment advisor, has contractually agreed to limit the Fund's expenses by paying, if necessary, expenses normally payable by the Fund(excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and tax reclaim recovery expenses and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.60% for Institutional Class shares. It is expected that the expense limit will continue through the period ending February 28, 2026; however, PFI and PGI, the parties to the agreement, may mutually agree to terminate the expense limit prior to the end of the period. Subject to applicable expense limits, the Fund may reimburse PGI for expenses incurred during the current fiscal year.
(3)Fees have been restated to reflect current fees.
(4)Based on estimated amounts for the current fiscal year.

Examples: The following examples are intended to help you compare the costs of investing in shares of the Acquired Fund and the Acquiring Fund. The examples assume that fund expenses continue at the rates shown in the table above, that you invest $10,000 in the particular fund for the time periods indicated, and that all dividends and distributions are reinvested. The examples also assume that your investment has a 5% return each year. The calculation of costs takes into account any applicable contractual fee waivers and/or expense reimbursements for the periods noted in the table above. The examples should not be considered a representation of future expense of the Acquired Fund or the Acquiring Fund. Actual expense may be greater or less than those shown.

(a) HIGH INCOME FUND (Acquired Fund)
Assumes redemption at the end of the periods listed:
Class	1 year	3 years	5 years	10 years
Institutional	$61	$197	$344	$772

(b) HIGH YIELD FUND (Acquiring Fund)
Assumes redemption at the end of the periods listed:
Class	1 year	3 years	5 years	10 years
Institutional	$61	$199	$348	$783
R-6	54	170	296	665

(c) HIGH YIELD FUND (Acquiring Fund) (Pro forma assuming Reorganization)
Assumes redemption at the end of the periods listed:
Class	1 year	3 years	5 years	10 years
Institutional	$61	$192	$335	$750
R-6	52	164	285	640
Portfolio Turnover
Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction fees and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the fiscal year ended October 31, 2024, the portfolio turnover rate for the Acquired Fund was 73.9% of the average value of its portfolio while the portfolio turnover rate for the Acquiring Fund was 39.1%.
Investment Management Fees and Schedules
The management fee each Fund paid (as a percentage of the Fund's average daily net assets) for the fiscal year ended October 31, 2024:

High Income Fund (Acquired Fund)
0.61%

High Yield Fund (Acquiring Fund)
0.51%
Availability of the discussions regarding the basis for the Board's approval of the management agreement is as follows:

Form N-CSR Filed with the SEC for the period ending October 31, 2024
Fund	Management Agreement	Sub-Advisory Agreement
High Income (Acquired Fund)	X	X
High Yield (Acquiring Fund)	X	N/A
The management fee schedule (as of the date of this Information Statement/Prospectus) for each of the Acquired Fund and the Acquiring Fund is as follows (expressed as a percentage of average net assets):

High Income Fund (Acquired Fund)
0.65% for first $500 million
0.63% for next $500 million
0.61% for next $500 million
0.60% for next $500 million
0.59% for next $1 billion
0.58 for over $3 billion

High Yield Fund (Acquiring Fund)
0.51% for first $3 billion
0.49% for next $3 billion
0.47% for over $6 billion

The management fee schedule of the Acquiring Fund pre-Reorganization will be the be the management fee schedule of the Acquiring Fund post-Reorganization. The Acquiring Fund will be the accounting survivor post-Reorganization.
Performance
The following information provides some indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information at www.principalfunds.com.
The bar chart shows the investment returns of the Acquired Fund’s Institutional Class shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Acquired Fund). The table shows for the last one, five, and ten calendar year periods (or, if shorter, the life of the Acquired Fund), how the Acquired Fund’s average annual total returns compare with those of one or more broad measures of market performance.
Calendar Year Total Return (%) as of 12/31 Each Year
High Income Fund (Acquired Fund)

Highest return for a quarter during the period of the bar chart above:	Q2 2020	8.47%
Lowest return for a quarter during the period of the bar chart above:	Q1 2020	(12.72)%
Average Annual Total Returns For the periods ended December 31, 2024

	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	6.80%	3.54%	4.04%
Institutional Class Return After Taxes on Distributions	3.25%	0.80%	1.41%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares	3.98%	1.49%	1.89%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	1.25%	(0.33)%	1.35%
Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index (reflects no deduction for fees, expenses, or taxes)	8.19%	4.20%	5.16%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Effective March 1, 2024, the Fund changed its primary broad-based index to the Bloomberg U.S. Aggregate Bond Index in order to meet the revised definition of “broad-based securities market index.” The Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index is included as an additional index for the Fund as it shows how the Fund’s performance compares with the returns of an index of funds with similar investment objectives.

The bar chart shows the investment returns of the Acquiring Fund’s Institutional Class shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Acquiring Fund). The table shows for the last one, five, and ten calendar year periods (or, if shorter, the life of the Acquiring Fund), how the Acquiring Fund’s average annual total returns compare with those of one or more broad measures of market performance.
Calendar Year Total Return (%) as of 12/31 Each Year
High Yield Fund (Acquiring Fund)

Highest return for a quarter during the period of the bar chart above:	Q2 2020	8.73%
Lowest return for a quarter during the period of the bar chart above:	Q1 2020	(12.01)%
Average Annual Total Returns For the periods ended December 31, 2024

	1 Year	5 Years	10 Years
Class A Return Before Taxes	3.08%	3.44%	4.35%
Class A Return After Taxes on Distributions	0.53%	1.19%	2.01%
Class A Return After Taxes on Distributions and Sale of Fund Shares	1.81%	1.63%	2.26%
Class C Return Before Taxes	5.30%	3.40%	4.15%
Institutional Class Return Before Taxes	7.29%	4.52%	5.06%
Class R-6 Return Before Taxes	7.54%	4.61%	5.08%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	1.25%	(0.33)%	1.35%
Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index (reflects no deduction for fees, expenses, or taxes)	8.19%	4.20%	5.16%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Class shares only and would be different for the other share classes.
Effective March 1, 2024, the Fund changed its primary broad-based index to the Bloomberg U.S. Aggregate Bond Index in order to meet the revised definition of “broad-based securities market index.” The Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index is included as an additional index for the Fund as it shows how the Fund’s performance compares with the returns of an index of funds with similar investment objectives.

Board Consideration of the Reorganization
At its October 31, 2024, meeting, the PFI Board of Directors considered information presented by PGI regarding the proposed Reorganization of the Acquired Fund into the Acquiring Fund, and the Board evaluated such information as it deemed necessary to consider the proposed Reorganization. At the meeting, the Board approved the Reorganization after concluding that participation in the Reorganization is in the best interests of the Acquired Fund and the Acquiring Fund and that the interests of existing shareholders of each Fund will not be diluted as a result of the Reorganization.
In determining whether to approve the Reorganization, the Board made inquiry into a number of matters and considered, among other things, the following factors, in no order of priority:
•the prospects for growth of and for achieving economies of scale by the Acquired Fund as compared to those of the Acquiring Fund;
•the Funds’ substantially identical investment objectives, similar principal investment strategies and principal risks, and identical fundamental investment restrictions;
•the Funds’ current management fee rates and expense ratios and the expected management fee rate and expense ratios of the Acquiring Fund following the Reorganization;
•the estimated direct costs of the Reorganization, including audit and registration statement-related costs, and that such costs will be borne by PGI;
•the estimated trading costs, if any, associated with disposing of any portfolio securities of the Acquired Fund and reinvesting the proceeds in connection with the Reorganization or post-Reorganization;
•the multi-manager structure of the Acquired Fund versus the single-advisor structure of the Acquiring Fund and the different portfolio management teams of the Acquired Fund and the Acquiring Fund;
•information regarding the Funds' investment performance and risk-return profiles;
•the direct or indirect federal income tax consequences of the Reorganization;
•any direct or indirect benefits, including potential economic benefits, expected to be derived by PGI and its affiliates from the Reorganization;
•the absence of any material differences in the rights of shareholders of the Funds;
•the Reorganization will not result in the dilution of the interests of shareholders of the Acquired Fund or the Acquiring Fund;
•the terms and conditions of the Plan; and
•possible alternatives to the Reorganization, including maintaining the status quo or pursuing the liquidation of the Acquired Fund.
The Board believes that the Reorganization will serve the best interests of existing shareholders for the following reasons, among others:
•the Acquired Fund and the Acquiring Fund have substantially identical investment objectives, similar principal investment strategies and principal risks, and identical fundamental investment restrictions;
•PGI has advised that the prospects for growth of and for achieving economies of scale are better for the Acquiring Fund than the Acquired Fund;
•the post-Reorganization management fee rate for the Acquiring Fund is expected to be lower than the pre-Reorganization management fee rate for the Acquired Fund;
•as a result of recent redemptions, based on information provided by PGI, the expense ratio of the Institutional Class shares of the Acquired Fund would be expected to rise if the Reorganization were not to occur; however, the post-Reorganization expense ratio for the Institutional Class shares of the Acquiring Fund is expected to be the same as the pre-Reorganization expense ratio of the Institutional Class shares of the Acquired Fund;

•the post-Reorganization expense ratio for the Class R-6 shares of the Acquiring Fund is expected to be less than the pre-Reorganization expense ratio for the Institutional Class shares of the Acquired Fund, and eligible shareholders of the Acquired Fund who receive Institutional Class shares of the Acquiring Fund in the Reorganization will be able to exchange their Institutional Class shares of the Acquiring Fund for Class R-6 shares of the Acquiring Fund on a tax-free basis and without exchange fees after completion of the Reorganization;
•based on information provided by PGI, the Acquiring Fund's performance compared favorably to the Acquired Fund over the one-, three-, and five-year periods ended September 30, 2024;
•estimated trading costs from repositioning certain holdings of the Acquired Fund will be borne by the Acquiring Fund and its shareholders post-Reorganization when trading costs are anticipated to be lower because of efficiencies that can be realized through trade techniques and timing considerations available in the Acquiring Fund that are not available in the Acquired Fund;
•the Funds will obtain an opinion of legal counsel to the effect that the Reorganization should qualify as a tax-free reorganization for U.S. federal income tax purposes, and no gain or loss should be recognized as a result of the Reorganization by the Funds and their shareholders;
•PGI, as investment advisor to the Acquiring Fund, is expected to provide high quality investment advisory services and personnel;
•PGI, as investment advisor to the Acquired Fund, will pay all direct expenses and out-of-pocket fees, including audit and registration statement-related costs, incurred in connection with the Reorganization; and
•liquidation of the Acquired Fund, as an alternative to the Reorganization, would cause a distribution to the Acquired Fund shareholders that is unanticipated and may be inconsistent with the shareholders’ investment plan or goals and a liquidation could have negative tax consequences for certain Acquired Fund shareholders.
INFORMATION ABOUT THE REORGANIZATION
Plan of Acquisition
The terms of the Plan are summarized below. The summary is qualified in its entirety by reference to the Form of the Plan, which is attached as Appendix A to this Information Statement/Prospectus.
Under the Plan, the Acquiring Fund will acquire all the assets and assume all the liabilities of the Acquired Fund. We expect that the closing date will be February 28, 2025, or such earlier or later date as Fund management may determine, and that the Effective Time of the Reorganization will be as of the close of regularly scheduled trading on the NYSE (normally 3:00 p.m., Central Time) on that date. Each Fund will determine its net asset values as of the close of trading on the NYSE using the procedures described in its then-current prospectus (the procedures applicable to the Acquired Fund and the Acquiring Fund are identical). The Acquiring Fund will issue to the Acquired Fund a number of shares with a total value equal to the total value of the net assets of the corresponding share class of the Acquired Fund outstanding at the Effective Time.
Immediately after the Effective Time, the Acquired Fund will distribute to its shareholders Acquiring Fund shares of the same class as the Acquired Fund shares each shareholder owns in exchange for all Acquired Fund shares of that class. Acquired Fund shareholders will receive a number of full and fractional shares of the Acquiring Fund that are equal in value to the value of the shares of the Acquired Fund that are surrendered in the exchange. In connection with the exchange, the Acquiring Fund will credit on its books an appropriate number of its shares to the account of the Acquired Fund shareholder, and the Acquired Fund will cancel on its books all its shares registered to the account of that shareholder. After the Effective Time, the Acquired Fund will be terminated in accordance with applicable law.
The Plan may be amended by the Board, except that after notification to the shareholders of the Acquired Fund, no amendment may be made that, in the opinion of the Board, would materially adversely affect the interests of the shareholders of the Acquired Fund. The Board may abandon and terminate the Plan at any time before the Effective Time if it believes that consummation of the transactions contemplated by the Plan would not be in the best interests of the shareholders of either of the Funds.
Under the Plan, PGI will pay all direct expenses and out-of-pocket fees incurred in connection with the Reorganization which will be approximately $12,275.

If the Reorganization is not completed for any reason, the Acquired Fund will continue to operate as a series of PFI, and PFI's Board may take any further action as it deems to be in the best interests of the Acquired Fund and its shareholders.
Description of the Securities to Be Issued
PFI is a Maryland corporation that is authorized to issue its shares of common stock in separate series and separate classes of series. The Acquired Fund and the Acquiring Fund are each a separate series of PFI, and the Institutional Class shares of common stock of the Acquiring Fund to be issued in connection with the Reorganization represent interests in the assets belonging to that series and have identical dividend, liquidation, and other rights, except that expenses allocated to a particular series or class are borne solely by that series or class and may cause differences in services as described below under "The Cost of Investing and Ongoing Fees." Expenses related to the distribution of, and other identified expenses properly allocated to, the shares of a particular series or class are charged to, and borne solely by, that series or class, and the bearing of expenses by a particular series or class may be appropriately reflected in the net asset value attributable to, and the dividend and liquidation rights of, that series or class.
All shares of PFI have equal voting rights and are voted in the aggregate and not by separate series or class of shares except that shares are voted by series or class: (i) when expressly required by Maryland law or the 1940 Act and (ii) on any matter submitted to shareholders that the Board has determined affects the interests of only a particular series or class.
The share classes of the Acquired Fund have the same rights with respect to the Acquired Fund that the share classes of the Acquiring Fund have with respect to the Acquiring Fund.
Shares of both Funds, when issued, have no cumulative voting rights, are fully paid and non-assessable, have no preemptive or conversion rights, and are freely transferable. Each fractional share has proportionately the same rights as are provided for a full share.
Federal Income Tax Consequences
To be considered a tax-free "reorganization" under Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"), a reorganization must exhibit a continuity of business enterprise. Because the Acquiring Fund will use a significant portion of the Acquired Fund’s assets in its business and will continue the Acquired Fund’s historic business, the combination of the Acquired Fund into the Acquiring Fund should exhibit a continuity of business enterprise. Therefore, it is expected that the combination should be considered a tax-free "reorganization" under applicable provisions of the Code. In the opinion of tax counsel to PFI, no gain or loss should be recognized by the Acquired Fund or its shareholders in connection with the combination, the tax cost basis of the Acquiring Fund shares received by shareholders of the Acquired Fund should equal the tax cost basis of their shares in the Acquired Fund, and their holding periods for the Acquiring Fund shares should include their holding periods for the Acquired Fund shares.
Capital Loss Carryforward. Capital loss carryforwards are unused capital losses that are carried forward from prior tax years to be claimed in current or future tax years. As of October 31, 2024, the Acquired Fund had capital loss carryforwards of approximately $528,336,000, which will likely be subject to loss limitations. The loss limitation may limit how soon the Acquiring Fund can apply the Acquired Fund's capital loss carryforwards to reduce the Acquiring Fund's capital gains.
Distribution of Income and Gains. Prior to the Reorganization, the Acquired Fund, whose taxable year will end as a result of the Reorganization, may declare to its shareholders of record one or more distributions of all of its previously undistributed net investment income and net realized capital gain, including capital gains or losses on any securities disposed of in connection with the Reorganization. Such distributions will be made to shareholders before the Reorganization. An Acquired Fund shareholder will be required to include any such distributions in such shareholder’s taxable income. This may result in the recognition of income that could have been deferred or might never have been realized had the Reorganization not occurred.
The foregoing is only a summary of the principal federal income tax consequences of the Reorganization and should not be considered to be tax advice. There can be no assurance that the Internal Revenue Service will concur on all or any of the issues discussed above. You may wish to consult with your own tax advisors regarding the federal, state, and local tax consequences with respect to the foregoing matters and any other considerations that may apply in your particular circumstances.

CAPITALIZATION
The following tables show as of October 31, 2024: (i) the capitalization of the Acquired Fund; (ii) the capitalization of the Acquiring Fund; and (iii) the pro forma combined capitalization of the Acquiring Fund as if the Reorganization has occurred as of that date. As of October 31, 2024, the Acquired Fund had one outstanding classes of shares; Institutional.
As of October 31, 2024, the Acquiring Fund had four outstanding classes of shares; Class A, Class C, Institutional, and R-6.
The implicit fees and expenses associated with any sales and purchases of any portfolio securities to reposition the assets of the Acquired Fund will occur post-Reorganization. It is anticipated that approximately 50% of the market value of the Acquired Fund's assets will be sold as a result of the Reorganization. The Acquired Fund shareholders (once they are shareholders of the Acquiring Fund post-Reorganization) and the other Acquiring Fund shareholders will pay these implicit fees and expenses, which are estimated to be $425,000. Based on the value of the Acquired Fund's portfolio securities as of October 31, 2024, the estimated capital loss to be realized upon the Acquiring Fund's sale of certain Acquired Fund portfolio securities received in the Reorganization would be approximately $31,188,000 ($0.03 per share) on a U.S. GAAP basis.
PGI, investment advisor to the Funds, will pay all direct expenses and out-of-pocket fees incurred in connection with the Reorganization which is estimated to be approximately $12,275.

HIGH INCOME FUND (Acquired Fund)
Class	Net Assets (000s)	Net Asset Value Per Share	Shares (000s)
Institutional	$598,450	$8.17	73,268
	$598,450		73,268

HIGH YIELD FUND (Acquiring Fund)
Class	Net Assets (000s)	Net Asset Value Per Share	Shares (000s)
A	$421,065	$6.83	61,688
C	24,716	6.93	3,568
Institutional	1,359,544	6.76	201,163
R-6	4,045,178	6.76	598,558
	$5,850,503		864,977

Increase in shares outstanding of the Acquired Fund to reflect the exchange for shares of the Acquiring Fund.
Institutional			15,260

HIGH YIELD FUND (Acquiring Fund) (pro forma assuming Reorganization)
Class	Net Assets (000s)	Net Asset Value Per Share	Shares Outstanding (000s)
A	$421,065	$6.83	61,688
C	24,716	6.93	3,568
Institutional	1,957,994	6.76	289,691
R-6	4,045,178	6.76	598,558
	6,448,953		953,505

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS
Each Fund’s investment objective is described in the summary section for each Fund. The summary section also describes each Fund’s principal investment strategies, including the types of securities in which each Fund invests, and the principal risks of investing in each Fund. The principal investment strategies are not the only investment strategies available to each Fund, but they are the ones each Fund primarily uses to achieve its investment objective.
Except for Fundamental Restrictions described in PFI’s Statement of Additional Information, the Board may change any Fund’s objective or investment strategies without a shareholder vote if it determines such a change is in the best interests of the Fund. If there is a material change to a Fund’s investment objective or investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that each Fund will meet its objective.
Each Fund is designed to be a portion of an investor’s portfolio. No Fund is intended to be a complete investment program. Investors should consider the risks of a Fund before making an investment; it is possible to lose money by investing in a Fund.
The following investment strategies and risks (before the “Strategy and Risk Table” below) apply to the Funds and, depending on market conditions, can materially impact the management of the Funds.
Active Management
The performance of a fund that is actively managed (including hybrid funds or passively managed funds that use a sampling approach that includes some actively managed components) will reflect, in part, the ability of those managing the investments of the fund to make investment decisions that are suited to achieving the fund’s investment objective. Actively managed funds may invest differently from the benchmark against which the Fund’s performance is compared. When making decisions about whether to buy or sell equity securities, considerations may include, among other things, a company’s strength in fundamentals, its potential for earnings growth over time, its ability to navigate certain macroeconomic environments, the current price of its securities relative to their perceived worth and relative to others in its industry, and analysis from computer models. When making decisions about whether to buy or sell fixed-income investments, considerations may include, among other things, the strength of certain sectors of the fixed-income market relative to others, interest rates; a range of economic, political, and financial factors; the balance between supply and demand for certain asset classes; the credit quality of individual issuers; the fundamental strengths of corporate and municipal issuers; and other general market conditions.
Models, which may assist portfolio managers and analysts in formulating their securities trading and allocation decisions by providing investment and risk management insights, may also expose a fund to risks. Models may be predictive in nature, which models depend heavily on the accuracy and reliability of historical data that is supplied by others and may be incorrect or incorrectly input. The fund bears the risk that the quantitative models used will not be successful in identifying trends or in determining the size and direction of investment positions that will enable the fund to achieve its investment objective. In addition, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.
An active fund’s investment performance depends upon the successful allocation of the fund’s assets among asset classes, geographical regions, industry sectors, and specific issuers and investments. There is no guarantee that these allocation techniques and decisions will produce the desired results. It is possible to lose money on an investment in a fund as a result of these allocation decisions. If a fund’s investment strategies do not perform as expected, the fund could underperform other funds with similar investment objectives or lose money. Moreover, buying and selling securities to adjust the fund’s asset allocation may increase portfolio turnover and generate transaction costs.
Investment advisors with large assets under management in a Fund, or in other funds that have the same strategy as a Fund, may have difficulty fully investing such Fund’s assets according to its investment objective due to potential liquidity constraints and high transaction costs. Typically, small-cap, mid-cap, and emerging market equity funds are more susceptible to such a risk. A Fund may add additional investment advisors or close the Fund to new investors to address such risks.

Cash Management
A Fund may have uninvested cash balances pending investment in other securities, pending payment of redemptions, or in other circumstances where liquidity is necessary or desirable. A Fund may hold uninvested cash; invest it in cash equivalents such as money market funds, including the Principal Funds, Inc. - Government Money Market Fund; lend it to other Funds pursuant to the Funds' interfund lending facility; and/or invest in other instruments that those managing the Fund’s assets deem appropriate for cash management purposes. Generally, these types of investments offer less potential for gains than other types of securities. For example, to attempt to provide returns similar to its benchmark, a Fund (regardless of how it designates usage of derivatives and investment companies) may invest uninvested cash in derivatives, such as stock index futures contracts, or exchange-traded funds (“ETFs”), including Principal Exchange-Traded Funds ETFs. In selecting such investments, PGI may have conflicts of interest due to economic or other incentives to make or retain an investment in certain affiliated funds instead of in other investments that may be appropriate for a Fund.
Liquidity
The Funds have established a liquidity risk management program as required by the U.S. Securities and Exchange Commission’s (the “SEC”) Liquidity Rule. Under the program, PGI assesses, manages, and periodically reviews each Fund’s liquidity risk, which is the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. As part of the program, PGI classifies each investment as a “highly liquid investment,” “moderately liquid investment,” “less liquid investment,” or “illiquid investment.” The liquidity of a Fund’s portfolio investments is determined based on relevant market, trading, and investment-specific considerations under the program. To the extent that an investment is deemed to be an illiquid investment or a less liquid investment, a Fund can expect to be exposed to greater liquidity risk.
Certain fund holdings may be deemed to be less liquid or illiquid because they cannot be readily sold without significantly impacting the value of the holdings. A fund is exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair its ability to sell particular securities or close derivative positions at an advantageous price. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives, high yield bonds, and bank loans, or securities with substantial market and/or credit risk, tend to have the greatest exposure to liquidity risk.
Liquidity risk also refers to the risk of unusually high redemption requests, redemption requests by certain large shareholders such as institutional investors or asset allocators, or other unusual market conditions that may make it difficult for a fund to sell investments within the allowable time period to meet redemptions. Meeting such redemption requests could require a fund to sell securities at reduced prices or under unfavorable conditions, which would reduce the value of the fund.
Market Volatility and Securities Issuers
The value of a fund’s portfolio securities may decrease in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods or services. As a result, the value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.
Additionally, U.S. and world economies, as well as markets (or certain market sectors), may experience greater volatility in response to the occurrence of natural or man-made disasters and geopolitical events, such as war, acts of terrorism, pandemics, military actions, trade disputes, or political instability. Moreover, if a fund’s investments are concentrated in certain sectors, its performance could be worse than the overall market.
Global events can impact the securities markets. Russia's invasion of Ukraine in 2022 has resulted in sanctions being levied by the United States, European Union, and other countries against Russia. Russia's military actions and the resulting sanctions could adversely affect global energy and financial markets and, thus, could affect the value of the fund's investments, even beyond any direct exposure the fund may have to Russian issuers or the adjoining geographic regions. The extent and duration of the military action, sanctions, and resulting market disruptions could be substantial.

Other market disruption events include the pandemic spread of the novel coronavirus designated as COVID-19. The transmission of COVID-19 and efforts to contain its spread resulted in border closings and other travel restrictions and disruptions; disruptions to business operations, supply chains, and customer activity; event cancellations and restrictions; service cancellations and reductions; significant challenges in the healthcare industry; and quarantines. Health crises may exacerbate other pre-existing political, social, economic, market, and financial risks and negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant ways.
Market disruption events could also impair the information technology and other operational systems upon which a fund’s investment advisor or sub-advisor rely, and could otherwise disrupt the ability of the fund’s service providers to perform essential tasks. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.
Governmental and quasi-governmental authorities and regulators throughout the world, such as the Federal Reserve, have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and dramatic changes to interest rates. Certain of those policy changes were implemented or considered in response to the COVID-19 outbreak and inflationary pressures. Such policy changes may adversely affect the value, volatility, and liquidity of dividend and interest-paying securities.
The impact of current and future market disruption events may last for an extended period of time and could result in a substantial economic downturn or recession. Such events could have significant adverse direct or indirect effects on the funds and their investments, and may result in a fund’s inability to achieve its investment objective, cause funds to experience significant redemptions, cause the postponement of reconstitution/rebalance dates of passive funds’ underlying indices, adversely affect the prices and liquidity of the securities and other instruments in which a fund invests, negatively impact the fund’s performance, and cause losses on your investment in the fund. You should also review this Prospectus and the SAI to understand each Fund’s discretion to implement temporary defensive measures, as well as the circumstances in which a Fund may satisfy redemption requests in-kind.
Securities Lending
To generate additional income, a Fund may lend its portfolio securities to broker-dealers and other institutional borrowers to the extent permitted under the 1940 Act or the rules, regulations, or interpretations thereunder. A Fund that lends its securities will continue to receive amounts equal to the interest or dividend payments generated by the loaned securities. In addition to receiving these amounts, the Fund generates income on the loaned securities by receiving a fee from the borrower, and by earning interest on the collateral received from the borrower. A negotiated portion of the income is paid to a securities lending agent (e.g., a bank or trust company) that arranged the loan. During the term of the loan, the Fund’s investment performance will reflect changes in the value of the loaned securities.
A borrower’s obligations under a securities loan is secured continuously by collateral posted by the borrower and held by the custodian in an amount at least equal to the market value of the loaned securities. Generally, cash collateral that a Fund receives from securities lending activities will be invested in the Principal Funds, Inc. - Government Money Market Fund, which is managed by PGI and for which PGI receives a management fee. The collateral may also be invested in unaffiliated money market funds.
Securities lending involves exposure to certain risks, including the risk of losses resulting from problems in the settlement and accounting process; the risk of a mismatch between the return on cash collateral reinvestments and the fees each Fund has agreed to pay a borrower; and credit, legal, counterparty, and market risk. A Fund’s participation in a securities lending transaction may affect the amount, timing, and character of distributions derived from such transaction to shareholders. Qualified dividend income does not include “payments in lieu of dividends,” which the Funds anticipate they will receive in securities lending transactions.

Temporary Defensive Measures
From time to time, as part of its investment strategy, a Fund may invest without limit in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic, or political conditions. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers’ acceptances, repurchase agreements, commercial paper, and commercial paper master notes, which are floating rate debt instruments without a fixed maturity. In addition, a Fund may purchase U.S. government securities, preferred stocks, and debt securities, whether or not convertible into or carrying rights for common stock. There is no limit on the extent to which a Fund may take temporary defensive measures. In taking such measures, a Fund may lose the benefit of upswings and may limit its ability to meet, or fail to achieve, its investment objective.
Strategy and Risk Table
The following table lists each Fund and identifies whether the strategies and risks discussed in this section (listed in alphabetical order and not in order of significance) are principal for a Fund. The SAI contains additional information about investment strategies and their related risks.

INVESTMENT STRATEGIES AND RISKS	HIGH INCOME	HIGH YIELD
Bank Loans (also known as Senior Floating Rate Interests)	X	X
Fixed-Income Securities	X	X
Foreign Securities	X	X
High Yield Securities	X	X
Portfolio Duration	X	X
Redemption and Large Transaction Risk	X	X
Bank Loans (also known as Senior Floating Rate Interests)
Bank loans typically hold the most senior position in the capital structure of a business entity (the “Borrower”), are secured by specific collateral, and have a claim on the Borrower’s assets and/or stock that is senior to that held by the Borrower’s unsecured subordinated debtholders and stockholders. The proceeds of bank loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, and, to a lesser extent, to finance internal growth and for other corporate purposes. Bank loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the bank loan. The Funds may purchase bank loans that are rated below-investment-grade (sometimes called “junk”) or will be comparable if unrated, which means they are more likely to default than investment-grade loans. A default could lead to non-payment of income, which would result in a reduction of income to the fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. Most bank loans are not traded on any national securities exchange. Bank loans generally have less liquidity than investment-grade bonds, and there may be less public information available about them. Bank loan interests may not be considered “securities,” and purchasers, therefore, may not be entitled to rely on the anti-fraud protections of the federal securities laws.
The primary and secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may cause a fund to be unable to realize full value and, thus, cause a material decline in a fund’s net asset value. Because transactions in bank loans may be subject to extended settlement periods, a fund may not receive proceeds from the sale of a bank loan for a period of time after the sale. As a result, sale proceeds may not be available to make additional investments or to meet a fund’s redemption obligations for a period of time after the sale of the bank loans, which could lead to a fund having to sell other investments, borrow to meet obligations, or borrow to remain fully invested while awaiting settlement.
Bank loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank, the Secured Overnight Financing Rate ("SOFR"), or the prime rate offered by one or more major U.S. banks.
Bank loans generally are subject to mandatory and/or optional prepayment. Because of these prepayment conditions and because there may be significant economic incentives for the borrower to repay, prepayments may occur.

Fixed-Income Securities
Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors (examples include corporate bonds, convertible securities, asset-and mortgage-backed securities, and municipal, agency, and U.S. government securities). The issuer of a fixed-income security generally pays the investor a fixed, variable, or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.
Fixed-income securities are sensitive to changes in interest rates. Interest rate changes can be sudden and unpredictable, and are influenced by a number of factors, including governmental policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand for fixed-income securities. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. An increase in interest rates from a low interest rate environment may lead to heightened volatility, rapid sales of fixed-income securities, and redemptions alongside reduced liquidity and dealer market-making capacity in fixed-income markets.
If interest rates fall, issuers of callable bonds may call (repay) securities with high interest rates before their maturity dates; this is known as call risk. In this case, a fund would likely reinvest the proceeds from these securities at lower interest rates, resulting in a decline in the fund's income. Very low interest rates, including rates that fall below zero (where banks charge for depositing money), may detract from a Fund’s performance and its ability to maintain positive returns to the extent the Fund is exposed to such interest rates. To the extent a Fund holds an investment with a negative interest rate to maturity, the Fund would generate a negative return on that investment. Floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline.
In June 2023, SOFR replaced the London InterBank Offered Rate (“LIBOR”) as the benchmark interest rate for dollar-denominated derivatives and loans in the United States pursuant to the Adjustable Interest Rate (LIBOR) Act. Prior to the adoption of SOFR, LIBOR was the globally accepted benchmark for interest rates; however, the United Kingdom’s Financial Conduct Authority, which regulated LIBOR, ceased publication of non-U.S. dollar LIBOR, 1-week U.S. dollar LIBOR, and 2-month U.S. dollar LIBOR rates on December 31, 2021, and the remaining, most widely used U.S. dollar LIBOR rates stopped being published on June 30, 2023. Countries outside of the United States have opted to use different alternatives to LIBOR than SOFR. The effect of LIBOR's discontinuation and replacement on new or existing financial instruments or operational processes will vary depending on a number of factors, including, for example, fallback provisions in contracts, replacement language in contracts, and legislative action. In addition, LIBOR’s discontinuation and replacement may affect the value, liquidity, or return on certain Fund investments and may result in costs in connection with closing out positions and entering into new trades. These impacts are likely to persist until new reference rates and fallbacks for both legacy and new instruments and contracts are commercially accepted and market practices become settled. SOFR is calculated by short-term repurchase agreements, backed by U.S. Treasuries. LIBOR was a forward-looking rate, while SOFR reflects an overnight rate, making SOFR much less susceptible to market fluctuations and manipulations than LIBOR.
Fixed-income securities are also affected by the credit quality of the issuer. Investment-grade debt securities are medium and high-quality securities. Some bonds, such as lower grade or “junk” bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers. Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due.
Additionally, a Fund's investments in companies with smaller market capitalizations may involve greater risks, price volatility (wide, rapid fluctuations), and less liquidity than investments in larger, more mature companies.
Foreign Securities
The Funds consider a security to be tied economically to countries outside the U.S. (a “foreign security”) if the issuer or guarantor of the security has its principal place of business or principal office outside the U.S., has its principal securities trading market outside the U.S., or derives a majority of its revenue from outside the U.S. The Funds also consider a security to be a foreign security if the settlement currency for the security is currency of a country outside of the U.S.

There may be less publicly available information about foreign companies than U.S. companies, and information about foreign securities in which the Funds invest may be less reliable or complete. Foreign companies, including those listed on U.S. securities exchanges, may not be subject to the same uniform accounting, auditing, and financial reporting practices as are required of U.S. companies with respect to such matters as insider trading rules, tender offer regulation, accounting standards or auditor oversight, stockholder proxy requirements, and the requirements mandating timely and accurate disclosure of information. For example, the Chinese government has taken positions that prevent the Public Company Accounting Oversight Board from inspecting the audit work and practices of accounting firms in mainland China and Hong Kong for compliance with U.S. law and professional standards. In addition, securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges.
Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of fund assets is not invested and earning no return. If a fund is unable to make intended security purchases due to settlement problems, the fund may miss attractive investment opportunities. In addition, a fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.
With respect to certain foreign countries, there is the possibility of nationalization, expropriation, or confiscatory taxation, political or social instability, or diplomatic developments that could affect a fund’s investments in those countries. In addition, a fund may also suffer losses due to differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility, or exchange rates could result in investment losses for a fund.
Foreign securities are often traded with less frequency and volume and, therefore, may have greater price volatility than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the fund intends to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which a fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may reduce the liquidity of a fund’s portfolio. The fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.
A fund may invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities risks to which they relate.
A fund may file claims to recover foreign withholding taxes on dividend and interest income (if any) received from issuers in certain countries and capital gains on the disposition of stocks or securities where such withholding tax reclaim is possible. Whether or when a fund will receive a withholding tax refund is within the control of the tax authorities in such countries. Where a fund expects to recover withholding taxes, the net asset value of a fund generally includes accruals for such tax refunds. If the likelihood of recovery materially decreases, accruals in the fund’s net asset value for such refunds may be written down partially or in full, which will adversely affect the fund’s net asset value. Shareholders in the fund at the time an accrual is written down will bear the impact of the resulting reduction in net asset value regardless of whether they were shareholders during the accrual period. Conversely, if a fund receives a tax refund that has not been previously accrued, shareholders in the fund at the time of the successful recovery will benefit from the resulting increase in the fund’s net asset value. Shareholders who sold their shares prior to such time will not benefit from such increase in the fund’s net asset value.

If a fund’s portfolio invests significantly in a certain geographic region, any negative development affecting that region will have a greater impact on the fund than a fund that is not as heavily invested in that region. For example, with respect to funds that invest significantly in China:
•Investing in China involves certain heightened risks and considerations, including, among others: frequent trading suspensions and government interventions (including by nationalizing assets); currency exchange rate fluctuations or blockages; limits on using brokers and on foreign ownership; different financial reporting standards, as described above; higher dependence on exports and international trade; political and social instability; infectious disease outbreaks; regional and global conflicts; increased trade tariffs, embargoes, and other trade limitations; custody and other risks associated with programs used to access Chinese securities; and uncertainties in tax rules that could result in unexpected tax liabilities for the Fund. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities. Moreover, actions by the U.S. government, such as delisting of certain Chinese companies from U.S. securities exchanges or otherwise restricting their operations in the U.S., may negatively impact the value of such securities held by the funds.
High Yield Securities
Below-investment-grade securities are fixed-income securities that are rated at the time of purchase Ba1 or lower by Moody’s Investors Service, Inc. (“Moody’s”) and BB+ or lower by S&P Global Ratings (“S&P Global”). If the security has been rated by only one of the rating agencies, that rating will determine the security's rating; if the security is rated differently by the rating agencies, the highest rating will be used; and if the security has not been rated by either of the rating agencies, those selecting such investments will determine the security's quality.
Below-investment-grade securities are sometimes referred to as high yield or “junk bonds” and are considered speculative, particularly with respect to the issuer’s continuing ability to meet principal and interest payments. Such securities could be in default at time of purchase.
Investing in high yield securities involves special risks in addition to those associated with investing in investment-grade securities:
•High yield securities may be less liquid than investment-grade securities.
•The secondary market on which high yield securities are traded may be less liquid, which may reduce the price of the security and adversely affect, and cause large fluctuations in, the daily price of the Fund's shares.
•Analysis of the creditworthiness of issuers of high yield securities is more complex. To the extent a Fund invests in high yield securities, its ability to meet its objective may be more dependent on such credit analyses.
•High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions. Although high yield securities' prices tend to be less sensitive to interest rate changes than those of investment-grade securities, they tend to be more sensitive to adverse economic downturns or individual corporate developments. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield securities, especially in a thinly traded market.
•If the issuer of high yield securities defaults, a Fund may incur additional expenses to seek recovery.
•If an issuer of high yield securities undergoes a corporate restructuring, such high yield securities may become exchanged for or converted into reorganized equity of the underlying issuer. Moreover, to the extent that a bond indenture or loan agreement does not contain sufficiently protective covenants or otherwise permits the issuer to take certain actions to the Fund's detriment (such as distributing cash to equity holders, incurring additional indebtedness, and disposing of assets), the underlying value of the high yield security may decline.
The use of credit ratings for evaluating high yield securities also involves certain risks. For example, credit ratings reflect the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the security.

Portfolio Duration
Average duration is a mathematical calculation of the average life of a bond (or for a bond fund, the average life of the fund’s underlying bonds, weighted by the percentage of the fund’s assets that each represents) that serves as a useful measure of its price risk. Duration is an estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. For example, if a fund has an average duration of 4 years and interest rates rise by 1%, the value of the bonds held by the fund will decline by approximately 4%, and if the interest rates decline by 1%, the value of the bonds held by the fund will increase by approximately 4%. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.
Redemption and Large Transaction Risk
Ownership of a fund’s shares may be concentrated in one or a few large investors (such as funds of funds, institutional investors, and asset allocation programs) that may redeem or purchase shares in large quantities. These transactions may cause a fund to sell securities to meet redemptions or to invest additional cash at times it would not otherwise do so, which may result in increased transaction costs, increased expenses, changes to expense ratios, and adverse effects to fund performance. Such transactions may also accelerate the realization of taxable income if sales of portfolio securities result in gains. Moreover, reallocations by large shareholders among share classes of a fund may result in changes to the expense ratios of affected classes, which may increase the expenses paid by shareholders of the class that experienced the redemption.
ADDITIONAL INFORMATION ABOUT THE FUNDS
Multiple Classes of Shares
The PFI Board has adopted an 18f-3 Plan for each of the Funds. Under these plans, the Acquired Fund offers Institutional Class and the Acquiring Fund offers Institutional Class and Classes A, C, and R-6. The shares are the same except for differences in purchaser eligibility, class expenses, excessive trading, and other fees, as described elsewhere in this Information Statement/Prospectus. Additional share classes may be offered in the future by the Acquiring Fund.
Intermediary Compensation
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment advisor, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary’s website for more information.
Dividends and Distributions
Dividends are based on estimates of income, expenses, and shareholder activity for the Fund. Actual income, expenses, and shareholder activity may differ from estimates; consequently, differences, if any, will be included in the calculation of subsequent dividends. Each Fund pays its net investment income to record date shareholders. The payment schedule is as follows:
•The Acquired Fund declares its net investment income monthly; and
•The Acquiring Fund declares its net investment income daily.
For more details on the payment schedule, go to: www.principal.com/tax-center.
Daily dividend funds declare dividends of daily net investments income each day their shares are priced. Daily funds distribute their accumulated declared dividends monthly. You may ask to have your dividends paid to you in cash. If you do not request cash payment, your dividend will be applied to purchase additional shares of the Fund monthly.
Net realized capital gains, if any, are distributed annually in December. Payments are made to shareholders of record on the business day before the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds its assets.

Dividend and capital gains distributions will be reinvested, without a sales charge, in shares of the Fund from which the distribution is paid; however, you may authorize (on your application or at a later time) the distribution to be:
•invested in shares of another of the Principal Funds without a sales charge (distributions of a Fund may be directed only to one receiving Fund); or
•paid in cash, if the amount is $10 or more.
Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such, regardless of how long Fund shares have been held. Special tax rules apply to Fund distributions to Individual Retirement Accounts and other retirement plans. A tax advisor should be consulted to determine the suitability of the Fund as an investment by such a plan and the tax treatment of distributions by the Fund. A tax advisor can also provide information on the potential impact of possible foreign, state, and local taxes. A Fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased.
To the extent that distributions the Fund pays are derived from a source other than net income (such as a return of capital), you will receive a notice disclosing the source of such distributions. Furthermore, such notice will be posted monthly on our website at www.principal.com/tax-center. You may request a copy of all such notices, free of charge, by telephoning 1 (800) 222-5852. The amounts and sources of distributions included in such notices are estimates only and you should not rely upon them for purposes of reporting income taxes. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell shareholders how to report these distributions for federal income tax purposes.
A Fund’s payment of income dividends and capital gains has the effect of reducing the share price by the amount of the payment. Distributions from a Fund, whether received in cash or reinvested in additional shares, may be subject to federal (and state) income tax. For these reasons, buying shares of a Fund shortly before it makes a distribution may be disadvantageous to you.
Pricing of Fund Shares
Each Fund’s shares are bought and sold at the current share price. The share price of each class of each Fund is calculated each day the NYSE is open. Share prices are not calculated on the days on which the NYSE is closed for trading, generally: New Year’s Day; Martin Luther King, Jr. Day; Washington’s Birthday/ Presidents’ Day; Good Friday; Memorial Day; Juneteenth; Independence Day; Labor Day; Thanksgiving Day; and Christmas. The share price of each Fund is determined as of the close of business of the NYSE (normally, 3:00 p.m. Central Time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received (in proper form) at the transaction processing center in Kansas City, Missouri. To process your transaction (purchase, redemption, or exchange) on the day it is received, it must be received (with complete information):
•on a day that the NYSE is open; and
•for each Fund, before the close of trading on the NYSE (normally, 3:00 p.m. Central Time)
Orders received after 3:00 p.m. Central Time or on days that the NYSE is not open will be processed on the next day that the NYSE is open for normal trading. The Funds will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE and will price shares as of 3:00 p.m. Central Time if the particular disruption directly affects only the NYSE.
If we receive an application or purchase request for a new mutual fund account or subsequent purchase into an existing account that is accompanied by a check and the application or purchase request does not contain complete information, we may hold the application (and check) for up to two business days while we attempt to obtain the necessary information.
If we receive the necessary information within two business days, we will process the order using the next share price calculated. If we do not receive the information within two business days, we will return the application and check to you.
For all Funds, the share price is calculated by:
•taking the current market value of the total assets of the Fund,
•subtracting liabilities of the Fund,
•dividing the remainder proportionately into the classes of the Fund,

•subtracting the liability of each class, and
•dividing the remainder by the total number of shares outstanding for that class.
With respect to any portion of a Fund’s assets invested in other registered investment companies, that portion of the Fund's NAV is calculated based on the price (NAV or market, as applicable) of such other registered investment companies.
Notes:
•If market quotations are not readily available for a security owned by a Fund, its fair value is determined using a policy adopted by the Board. Fair valuation pricing is subjective and creates the possibility that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.
•A Fund’s securities may be traded on foreign securities markets that generally complete trading at various times during the day before the close of the NYSE. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Securities traded outside of the Western Hemisphere are valued using a fair value policy adopted by PFI. These fair valuation procedures are intended to discourage shareholders from investing in the Funds for the purpose of engaging in market timing or arbitrage transactions.
•The trading of foreign securities generally or in a particular country or countries may not take place on all days the NYSE is open or may trade on days the NYSE is closed. Thus, the value of the foreign securities held by a Fund may change on days when shareholders are unable to purchase or redeem shares.
Certain securities issued by companies in emerging markets may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. PFI has a policy to value such securities at a price at which PGI expects the securities may be sold.
TAX INFORMATION
It is a policy of each Fund to make distributions of substantially all of its respective investment income and any net realized capital gains. Shareholders are responsible for federal income tax (and any other taxes, including state and local income taxes, if applicable) on dividends and capital gains distributions whether such dividends or distributions are paid in cash or are reinvested in additional shares. Special tax rules apply to distributions from IRAs and other retirement accounts. You should consult a tax advisor to determine the suitability of the Fund as an investment by such a plan and the tax treatment of Fund distributions.
Generally, dividends paid by the Funds from interest, dividends, or net short-term capital gains will be taxed as ordinary income. Distributions properly designated by the Fund as deriving from net gains on securities held for more than one year are taxable as such (generally at a 15% tax rate for individuals and taxable trusts, some individuals and taxable trusts will be subject to a 20% tax rate), regardless of how long you have held your shares. Distributions of investment income properly designated by the Fund as derived from “qualified dividend income” will be taxed at the rates applicable to long-term capital gains. Some high-income individuals and taxable trusts will be subject to a Medicare 3.8% tax on unearned net investment income.
A return of capital is a nondividend distribution that is not paid out of the earnings and profits of the Fund. A return of capital distribution is generally not taxed until your investment in the Fund has been recovered. A return of capital reduces your cost basis in the Fund which may increase your tax liability upon the sale of your Fund shares or upon subsequent distributions in respect of your investment in the Fund.
Because of tax law requirements, you must provide the Fund with an accurate and certified taxpayer identification number (for individuals, generally a Social Security number) to avoid “back-up” withholding, which is imposed at a rate of 24%. The Fund is required in certain cases to withhold and remit to the U.S. Treasury 24% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder who has provided either an incorrect tax identification number or no number at all, who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other “exempt recipient.”

A shareholder recognizes gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sales or redemption and the shareholder’s adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund is considered capital gain or loss (long-term capital gain or loss if the shares were held for longer than one year). However, any capital loss arising from the sales or redemption of shares held for six months or less is disallowed to the extent of the amount of exempt-interest dividends received on such shares and (to the extent not disallowed) is treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income under current rules.
If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of such shares less than 91 days after they are acquired, and subsequently acquires shares of the Fund or another fund at a reduced sales charge pursuant to a right to reinvest at such reduced sales charge acquired in connection with the acquisition of the shares disposed of, then the sales charge on the shares disposed of (to the extent of the reduction in the sales charge on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of but shall be treated as incurred on the acquisition of the shares subsequently acquired.
Any gain resulting from the redemption or exchange of your shares will generally also be subject to tax. For shares acquired after January 1, 2012, you will need to select a cost basis method to be used to calculate your reported gains and losses prior to or at the time of any redemption or exchange. If you do not select a method, the Funds' default method of average cost will be applied to the transactions. The cost basis method used on your account could significantly affect your taxes due and should be carefully considered. You should consult your tax advisor for more information on your own tax situation, including possible foreign, state, and local taxes.
Investments by a Fund in certain debt instruments or derivatives may cause the Fund to recognize taxable income in excess of the cash generated by such instruments. As a result, the Fund could be required at times to liquidate other investments to satisfy its distribution requirements under the Code. The Fund’s use of derivatives will also affect the amount, timing, and character of the Fund’s distributions.
Under U.S. Treasury Regulations non-corporate Fund shareholders meeting certain holding period requirements may be able to deduct up to 20 percent of qualified Real Estate Investment Trust ("REIT") dividends passed through and reported to them by the Fund. The 20 percent deduction applies to qualified REIT dividends distributed during 2018-2025 tax years.
Early in each calendar year, each Fund will notify you of the amount and tax status of distributions paid to you for the preceding year.
A dividend or distribution made shortly after the purchase of shares of a Fund by a shareholder, although in effect a return of capital to that shareholder, would be taxable to that shareholder as described above, subject to a holding period requirement for dividends designated as qualified dividend income.
The information contained in this Prospectus is not a complete description of the federal, state, local, or foreign tax consequences of investing in the Funds. You should consult your tax advisor before investing in the Funds.

DISTRIBUTION PLAN AND ADDITIONAL INFORMATION REGARDING INTERMEDIARY COMPENSATION
Distribution and/or Service (12b-1) Fees
Principal Funds Distributor, Inc. (previously defined as "PFD" or the "Distributor") is the distributor for the shares of the Funds. PFD is an affiliate of Principal Life, a subsidiary of PFG, and a member of Principal®. Institutional Class and Class R-6 shares are not subject to Rule 12b-1 fees.
Additional Payments to Intermediaries
Shares of the Funds are sold primarily through intermediaries, such as brokers, dealers, investment advisors, banks, trust companies, pension plan consultants, retirement plan administrators, and insurance companies.
Institutional Class Shares and Class R-6 Shares
PGI or its affiliates enter into agreements with some intermediaries pursuant to which the intermediaries receive payments for providing services relating to Fund shares. Examples of such services are administrative, networking, recordkeeping, sub-transfer agency, and/or shareholder services. For Institutional Class shares, in some situations the Fund will reimburse PGI or its affiliates for making such payments; in others, the Fund may make such payments directly to the intermediaries.
PGI or its affiliates also pay, without reimbursement from the Fund, compensation from their own resources to certain intermediaries that support the distribution of shares of the Fund or provide services to Fund shareholders.
For Institutional Class shares, such payments vary, but generally do not exceed: (a) 0.10% of the current year’s sales of Fund shares by that intermediary or (b) 0.10% of the average net asset value of Fund shares held by clients of such intermediary.
Principal Life Insurance Company is one such intermediary that provides services relating to Fund shares held in employee benefit plans, and it is paid compensation described in this section as payable to intermediaries.
The Distributor and its affiliates do not pay compensation to intermediaries (other than to affiliates of the Distributor) for distribution services or other services to Fund shareholders for Class R-6 shares. For more information, see the SAI.
Institutional Class and Class R-6 Shares
The intermediary may pay to its Financial Professionals some or all of the amounts the Distributor and its affiliates pay to the intermediary. The amounts paid to intermediaries vary by share class and by Fund.
In some cases, the Distributor and its affiliates will provide payments or reimbursements in connection with the costs of conferences, educational seminars, training, and marketing efforts related to the Funds. Such activities may be sponsored by intermediaries or the Distributor. The costs associated with such activities may include travel, lodging, entertainment, and meals. In some cases, the Distributor will also provide payment or reimbursement for expenses associated with transactions (“ticket”) charges and general marketing expenses.
For more information, see the SAI.
The payments described in this Prospectus may create a conflict of interest by influencing your Financial Professional or your intermediary to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your Financial Professional or visit your intermediary’s website for more information about the total amounts paid to them by PGI and its affiliates, and by sponsors of other investment companies your Financial Professional may recommend to you.
Your intermediary may charge you additional fees other than those disclosed in this Prospectus. Ask your Financial Professional about any fees and commissions they charge.

THE COST OF INVESTING AND ONGOING FEES
Before you invest, you should understand the characteristics of each share class so you can be sure to choose the class that is right for you. Fund and share class selections must be made at the time of purchase.
Classes differ regarding the costs associated with buying, redeeming, and holding shares. Which class is best for you depends upon:
•the dollar amount you are investing,
•the amount of time you plan to hold the investment,
•any plans to make additional investments in the Principal Funds, and
•eligibility to purchase the class.
The following sections describe the fees and expenses you may pay if you invest in a Fund. You may pay both one-time fees and ongoing fees. Fees and expenses are important because they lower your earnings. Before investing, you should be sure you understand the nature of different costs. Your Financial Professional can help you with this process and can help you choose the share class and Fund or Funds that are appropriate for you based upon your investment objective, risk tolerance, and other factors. Financial Professionals may receive different compensation depending upon which class of shares you purchase.
Fees and Expenses of the Funds
Institutional Class and Class R-6 Shares
Fund shares are sold without a front-end sales charge and do not have a contingent deferred sales charge. There is no sales charge on Fund shares purchased with reinvested dividends or other distributions.
However, if you purchase Institutional Class or Class R-6 shares through certain programs offered by certain financial intermediaries, you may be required to pay a commission and/or other forms of compensation to the broker, or to your Financial Professional or other financial intermediary. Shares of each Fund are usually available in other share classes that have different fees and expenses.
One-Time Fee - Initial Sales Charge
Institutional Class and Class R-6 Shares
Purchases of these classes of shares are not subject to a front-end sales load. The offering price for such shares is the NAV next calculated after receipt of an investor’s order in proper form by the Fund or its servicing agent, with no initial sales charge.
One-Time Fee - Contingent Deferred Sales Charge ("CDSC")
If you sell (redeem) shares and the CDSC is imposed, it will reduce the amount of sales proceeds.
The CDSC is based on the lesser of the market value at the time of redemption or the initial purchase price of the shares sold. The CDSC does not apply to shares purchased with reinvested dividends or other distributions. The CDSC is not charged on exchanges. However, the original purchase date of the shares from which an exchange is made determines if the newly acquired shares are subject to the CDSC when they are sold.
If you sell some but not all of the shares in your account, the shares not subject to a CDSC will be sold first. Other shares will be sold in the order purchased (first in, first out). The CDSC does not apply to shares redeemed according to a systematic withdrawal plan limited to no more than 1.00% per month (measured cumulatively for non-monthly plans) of the value of the Fund account at the time, and beginning on the date, the systematic withdrawal plan is established.
Institutional Shares and Class R-6 Shares
These share classes are not subject to a CDSC.
Ongoing Fees
The ongoing fees are the operating expenses of a Fund, which are described in the "Annual Fund Operating Expenses" table included in the Summary for each Fund. These expenses reduce the value of each share you own. Because they are ongoing, they increase the cost of investing in the Funds.
Each Fund pays ongoing fees to PGI and others who provide services to the Fund. These fees include:
•Management Fee (all Classes) — Through the Management Agreement with PFI, PGI has agreed to provide investment advisory services and corporate administrative services to the Funds.

•Other Expenses (all Classes) — A portion of expenses that are allocated to all classes of the Funds. Other expenses include, for example, interest expense, expenses related to fund investments, certain expenses related to regulatory requirements, and index licensing fees. Additional examples of other expenses include:
•Transfer Agent Fee (all Classes) — Principal Shareholder Services, Inc. ("PSS") has entered into a Transfer Agency Agreement with the Fund under which PSS provides transfer agent services to these classes. For Institutional Class shares, these services are currently provided at cost. The Fund does not pay for these services for Class R-6 shares.
•Certain Operating Expenses (Institutional Class and Class R-6) — Expenses of registering and qualifying shares for sale, the cost of producing and distributing reports and prospectuses to shareholders of these classes, the cost of shareholder meetings held solely for shareholders of these classes, and other operating expenses of the Fund.
•Acquired Fund Fees and Expenses (all Classes) — Fees and expenses charged by other investment companies in which a Fund invests a portion of its assets.
FREQUENT PURCHASES AND REDEMPTIONS
The Funds are not designed for, and do not knowingly accommodate, frequent purchases and redemptions of Fund shares. If you intend to trade frequently and/or use market timing investment strategies, you should not purchase these Funds.
Frequent purchases and redemptions pose a risk to the Funds because they may:
•Disrupt the management of the Funds by:
◦forcing the Funds to hold short-term (liquid) assets rather than investing for long-term growth, which results in lost investment opportunities for the Funds; and
◦causing unplanned portfolio turnover;
•Hurt the portfolio performance of the Funds; and
•Increase expenses of the Funds due to:
◦increased broker-dealer commissions and
◦increased recordkeeping and related costs.
Certain Funds may be at greater risk of harm due to frequent purchases and redemptions. For example, those Funds that invest in foreign securities may appeal to investors attempting to take advantage of time-zone arbitrage. The Funds have adopted procedures to “fair value” foreign securities owned by the Funds each day to discourage these market timing transactions in shares of the Funds.
The Board has also adopted policies and procedures with respect to frequent purchases and redemptions of shares of the Funds. The Funds monitor shareholder trading activity to identify and take action against abuses. When we do identify abusive trading, we will apply our policies and procedures in a fair and uniform manner. While our policies and procedures are designed to identify and protect against abusive trading practices, there can be no certainty that we will identify and prevent abusive trading in all instances. If we are not able to identify such excessive trading practices, the Funds and their shareholders may be harmed. The harm of undetected excessive trading in shares of the underlying funds in which the funds of funds invest could flow through to the funds of funds as they would for any fund shareholder. If we, or a Fund, deem abusive trading practices to be occurring, we will take action that may include, but is not limited to:
•Rejecting exchange instructions from the shareholder or other person authorized by the shareholder to direct exchanges;
•Restricting submission of exchange requests by, for example, allowing exchange requests to be submitted by 1st class U.S. mail only and disallowing requests made by facsimile, overnight courier, telephone or via the internet;
•Limiting the number of exchanges during a year; and
•Taking such other action as directed by the Fund.
The Funds have reserved the right to accept or reject, without prior written notice, any exchange requests. In some instances, an exchange may be completed before a determination of abusive trading. In those instances, we will reverse the exchange and return the account holdings to the positions held before the exchange. We will give the shareholder written notice in this instance.

Institutional Class and Class R-6 Shares
In addition to taking any of the foregoing actions, if we, or a Fund, deem abusive trading practices to be occurring, we may require a holding period of a minimum of 30 days before permitting exchanges among the Funds where there is evidence of at least one round-trip exchange (exchange or redemption of shares that were purchased within 30 days of the exchange/redemption).
The Funds have adopted an exchange frequency restriction for these classes, described above in “Exchange of Fund Shares” to limit excessive trading in fund shares.
SHAREHOLDER RIGHTS
Each shareholder of a Fund is eligible to vote, either in person or by proxy, at all shareholder meetings for that Fund. This includes the right to vote on the election of directors, selection of independent auditors, and other matters submitted to meetings of shareholders of the Fund. Each share has equal rights with every other share of the Fund as to dividends, earnings, voting, assets, and redemption. Shares are fully paid, non-assessable, and have no preemptive or appraisal rights. Shares of a Fund are issued as full or fractional shares. Each fractional share has proportionately the same rights including voting as are provided for a full share. Shareholders of PFI may remove any director with or without cause by the vote of a majority of the votes entitled to be cast at a meeting of all Fund shareholders.
The bylaws of PFI also provide that PFI does not need to hold an annual meeting of shareholders except as required by law or as determined by the Board. Accordingly, PFI intends to hold shareholder meetings only when required by law and at such other times when the Board deems it to be appropriate.
Shareholder inquiries should be directed to: Principal Funds, Inc., P.O. Box 219971, Kansas City, MO 64121-9971 or by calling our Shareholder Services Department toll-free at 1 (800) 222-5852.
PURCHASE OF FUND SHARES
Principal Funds, Inc. offers funds in multiple share classes: A, C, J, Institutional, R-3, R-5, R-6, and S. Funds available in multiple share classes have the same investments, but differing expenses. Institutional Class shares are offered by the Acquired Fund, and Classes A, C, Institutional, and R-6 shares are offered by the Acquiring Fund.
The Funds reserve the right to refuse or cancel any purchase orders, including those by exchange, for any reason. For example, the Funds do not intend to permit market timing because short-term or other excessive trading into and out of the Funds may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Funds may reject any purchase orders from market timers or investors that, in PGI’s opinion, may be disruptive to the Funds. For these purposes, PGI may consider an investor’s trading history in the Funds or other funds advised by PGI and accounts under common ownership or control.
PGI may recommend to the Board, and the Board may elect, to close certain Funds or share classes to new investors or to close certain Funds or share classes to new and existing investors.
PFI will not issue certificates for shares.
No salesperson, broker-dealer, or other person is authorized to give information or make representations about a Fund other than those contained in this Prospectus. Information or representations not contained in this Prospectus may not be relied upon as having been provided or made by PFI, a Fund, PGI, any sub-advisor, or Principal Funds Distributor, Inc.
Procedures for Opening an Account.
Institutional Class and Class R-6 Shares
Shares of the Funds are generally purchased through Financial Professionals. There are no sales charges on Institutional Class shares of the Funds.
Shareholder accounts in these share classes are generally maintained under an open account system. Under this system, an account is opened and maintained for each investor (generally within an omnibus account, plan level account, or institutional investor). Each investment is confirmed by sending the investor a statement of account showing the current purchase or sale and the total number of shares owned. The statement of account is treated by the Funds as evidence of ownership of Fund shares. Contact your Financial Professional for additional information on how to buy shares.

Verification of Identity
To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we (or your Financial Professional) may ask for your name, address, date of birth, and other information that will allow us (or your Financial Professional) to verify your identity. We (or your Financial Professional) may also ask to see your driver’s license or other identifying documents.
If concerns arise with verification of your identity, no transactions, other than redemptions, will be permitted while we attempt to reconcile the concerns. If we are unable to verify your identity on a timely basis, we may close your account or take such other action as we deem appropriate.
The Funds will not establish accounts with foreign addresses. If an existing shareholder with a U.S. address moves to a foreign location and updates the address on the shareholder’s account, we are unable to process any purchases or exchanges on that account. The Funds will not establish accounts that are for the benefit of a business/organization that is illegal under Federal and/or state law (such as a marijuana clinic) or a person who owns or receives income from such an entity or whose source of funds is illegal.
Eligible Purchasers
You must be an eligible purchaser for a particular share class to buy shares of a Fund available in that share class. At the sole discretion of the Distributor, the Fund may broaden or limit the designation of eligible purchasers, permit certain types of investors to open new accounts, impose further restrictions on purchases, or reject any purchase orders, all without prior notice. The Funds' shares may not be offered in every state. Please check with your Financial Professional or our home office for state availability.
Some eligible purchasers (as listed below) purchase shares through plans or other intermediaries; such plans or intermediaries may impose fees in addition to those charged by the Funds. The services or share classes available to you may vary depending upon how you wish to purchase shares of the Fund. Each investor’s financial considerations are different. You should speak with your Financial Professional to help you decide which share class is best for you.

Eligible purchasers currently include, but are not limited to:	Institutional	R-6
retirement and pension plans to which Principal Life Insurance Company ("Principal Life") provides recordkeeping services	X	X
separate accounts of Principal Life	X	X
Principal Life or any of its subsidiaries or affiliates	X	X
any fund distributed by PFD if the fund seeks to achieve its investment objective by investing primarily in shares of mutual funds	X	X
clients of Principal Global Investors, LLC	X	X
certain employer sponsored retirement plans with plan level omnibus accounts	X	X
certain pension plans and employee benefit plans	X	X
certain retirement account investment vehicles administered by foreign or domestic pension plans	X	X
an investor who buys shares through an omnibus account with certain intermediaries, such as a broker-dealer, bank, or other financial institution, pursuant to a written agreement between the intermediary and PFD or its affiliate	X	X
certain retirement plan clients that have an organization, approved by Principal Life, for purposes of providing plan recordkeeping services	X	X
investors investing at least $1,000,000 per fund	X	X
sponsors, recordkeepers, or administrators of wrap account, mutual fund asset allocation, or fee-based programs or participants in those programs	X	X
certain institutional investors that provide recordkeeping for retirement plans or other employee benefit plans	X	X
institutional clients that Principal Life has approved for purposes of providing plan recordkeeping	X	X
institutional investors investing for their own account, including banks, trust companies, financial intermediaries, corporations, endowments and foundations	X	X
collective trust funds, fund of funds or other pooled investment vehicles, and entities acting for the account of a public entity	X	X
certain clients of a private banking division pursuant to a written agreement between the bank and PFD or its affiliate	X	X
the portfolio manager of any advisor to the fund	X
certain institutional investors with special arrangements (for example, insurance companies, employee benefit plans, retirement plans, and Section 529 Plans, among others)	X	X
retirement plans and IRAs investing through a retirement marketplace enabled by state legislation	X

Investment Company Purchasers
Each Fund is an investment company registered with the SEC under the 1940 Act. If a purchaser of Fund shares is also a registered investment company or a private fund relying on Section 3(c)(1) or Section 3(c)(7) of the 1940 Act, it may be limited by the 1940 Act in the amount of Fund shares it can purchase (i.e., Section 12(d)(1)(A)). Such purchaser must comply with such limitations or avail itself, if possible, of any applicable exemptions from such limitations (e.g., a registered investment company may rely on Rule 12d1-4 of the 1940 Act).
Minimum Investments
Institutional Class and Class R-6 Shares
There are no minimum initial or subsequent investment requirements for an investor who otherwise qualifies as an eligible purchaser.
Payment
Institutional Class and Class R-6 Shares
Payments are generally to be made through your plan or intermediary. We reserve the right to refuse any payment that we feel presents a fraud or money laundering risk. Examples of the types of payments we will not accept are cash, starter checks, money orders, travelers’ checks, credit card checks, and foreign checks.
For Institutional Class shareholders investing through a retirement marketplace enabled by state legislation, please contact Principal Funds by calling 1-800-222-5852, between 7:00 a.m. and 7:00 p.m. Central Time on any day that the NYSE is open.
REDEMPTION OF FUND SHARES
Under normal circumstances, you may redeem shares of any class of the Funds at any time. There is no fee for any redemption. The Board has determined that it is not necessary to impose a fee upon the redemption of Fund shares because the Fund has adopted transfer restrictions as described in EXCHANGE OF FUND SHARES.
The shares you redeem will have the NAV per share that is next computed after the Fund receives and accepts your redemption order in proper and complete form. Your redemption proceeds will generally be sent on the next business day (a day when the NYSE is open for normal business) following the date on which your request is received and accepted in proper and complete form. Although you can redeem your shares at any time, if you purchased shares by check or ACH and subsequently request a redemption of those shares, your redemption proceeds will generally be delayed for seven calendar days after the purchase to allow a sufficient period of time to ensure your recent payment has been cleared by the relevant bank. To redeem shares purchased by check or ACH within the previous seven days, the Funds require redemption requests with respect to those shares to be submitted in writing or by telephone, unless you contact the Fund and make an alternate arrangement.
Under unusual circumstances, a Fund may suspend redemptions, or postpone payments for more than seven days, as permitted by federal securities law.
Under normal circumstances, the Funds expect to meet redemption requests through holdings of cash, the sale of investments held in cash equivalents, and/or by selling liquid index futures or other instruments used for cash management purposes. In situations in which such holdings are not sufficient to meet redemption requests, a Fund will typically borrow money through the Fund’s interfund lending facility or through a bank line-of-credit. No Fund can borrow under the bank line-of-credit while also a lender under the interfund lending facility. Funds may also choose to sell portfolio assets for the purpose of meeting such requests. Each Fund further reserves the right to distribute “in kind” securities from the Fund’s portfolio in lieu (in whole or in part) of cash under certain circumstances, including under stressed market conditions.
The agreement for the above-mentioned line of credit is with The Bank of New York Mellon.
Institutional Class and Class R-6 Shares
You may redeem shares of the Funds in any of the following ways:
Through an Employer Sponsored Retirement Plan Administrator or Record-Keeper
If you own Fund shares in an eligible retirement or employee benefit plan, you must sell your shares through the plan’s administrator or record-keeper.

Through your Financial Professional
If your Fund shares are held for you in nominee form, you must sell those shares through your intermediary or dealer.
By Mail
To sell shares by mail, you must:
•Send a letter or our distribution form, which is signed by an owner of the account,
•Specify the account number, and
•Specify the number of shares or the dollar amount to be sold.
If you send a letter rather than our distribution form, the letter must be in a form acceptable to the Fund.
By Telephone
To sell shares by telephone:
•Telephone privileges must apply to the account from which the shares are sold.
•A shareholder or the shareholder’s Financial Professional may request to sell shares by telephone.
•A maximum amount (listed below) of redemption requests will be permitted per day per account, as the combined amount from all funds, provided the proceeds are to be sent to a previously authorized U.S. bank account that must not have been added or changed within the last 15 days:
•$10,000,000 for Institutional Class.
•$500,000 for Class R-6.
•A maximum of $500,000 of redemption requests will be permitted per day, as the combined amount from all funds, provided the proceeds are to be sent by check through the mail to the address on the account and such address must not have changed within the last 15 days.
•If our telephone lines are busy, you may need to send in a written sell order.
Systematic Withdrawal Plans
You may set up a systematic withdrawal plan on a monthly, quarterly, semiannual, or annual basis to sell enough shares to provide a fixed amount of money ($100 minimum amount; the required minimum is waived to the extent necessary to meet the required minimum distribution as defined by the Internal Revenue Code).
You can set up a systematic withdrawal plan by:
•completing the applicable section of the application,
•sending us your written instructions,
•completing a Systematic Withdrawal Plan Request form, or
•calling us if you have telephone privileges on the account (telephone privileges may not be available for all types of accounts).
Your systematic withdrawal plan continues until:
•you instruct us to stop or
•your Fund account balance is zero.
When you set up the withdrawal plan, you select which day you want the sale made (if none is selected, the sale will be made on the 15th of the month). If the selected date is not a trading day, the sale will take place on the preceding trading day (if that day falls in the month or year before your selected date, the transaction will take place on the next trading day after your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us. Sales made under your systematic withdrawal plan will reduce and may eventually exhaust your account. The Fund from which the systematic withdrawal is made makes no recommendation as to either the number of shares or the fixed amount that you withdraw.

Distributions in Kind
Payment for shares of the Funds tendered for redemption is ordinarily made by check. However, the Funds may determine that it would be detrimental to the remaining shareholders of a Fund to make payment of a redemption order wholly or partly in cash. Under certain circumstances, therefore, each of the Funds may pay the redemption proceeds in whole or in part by a distribution of “in kind” of securities from the Fund’s portfolio in lieu of cash. If a Fund pays the redemption proceeds in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. In addition, the securities received will be subject to market risk until sold. Typically, such in kind redemptions would be distributed pro rata. Each Fund will value securities used to pay redemptions in kind using the same method PFI uses to value its portfolio securities as described in this Prospectus.
EXCHANGE OF FUND SHARES
An exchange between Funds is a redemption of shares of one Fund and a concurrent purchase of shares in another Fund with the redemption proceeds. All exchanges completed on the same day are considered a single exchange for purposes of the exchange limitations described below. To prevent excessive exchanges, and under other circumstances where the Board or PGI believes it is in the best interests of the Fund, the Fund reserves the right to revise or terminate this exchange privilege, limit the amount or further limit the number of exchanges, reject any exchange, or close an account.
Institutional Class and Class R-6 Shares
A shareholder, which may include a beneficial owner of shares held in nominee name or a participant in a participant-directed employee benefit plan, may exchange Fund shares under certain circumstances. In addition to any restrictions an intermediary (which may include, without limitation, an employee retirement plan or other employee benefit plan, plan administrator, plan record keeper, or managed account provider) imposes, Fund shares may be exchanged, without charge, for shares of the same share class of any other Fund of the Principal Funds, provided that:
•the shareholder has not exchanged shares of the Fund within 30 days preceding the exchange, unless the shareholder is exchanging into the Money Market Fund,
•the share class of such other Fund is available through the intermediary,
•the share class of such other Fund is available in the shareholder’s state of residence, and
•with respect to shares purchased through an intermediary that is willing and able to impose the 30-day exchange or repurchase restriction described below, the shareholder has not exchanged shares of the Fund within 30 days preceding the exchange, unless the shareholder is exchanging into the Money Market Fund.
With respect to shares purchased through an intermediary that is willing and able to impose a 30-day exchange or repurchase restriction, an order to purchase shares of any Fund, except shares of the Money Market Fund, will be rejected if the shareholder redeemed shares from that Fund within the preceding 30-day period. The 30-day exchange or purchase restriction does not apply to exchanges or purchases made on a scheduled basis such as scheduled periodic portfolio rebalancing transactions or to transactions by managers of funds of funds in shares of the underlying Funds.
If Fund shares are purchased through an intermediary that is unable or unwilling to impose the 30-day exchange or repurchase restriction described above, Fund management may waive this restriction based on:
•exchange and repurchase limitations that the intermediary is able to impose if, in management’s judgment, such limitations are reasonably likely to prevent excessive trading in Fund shares; or
•the implementation of other transaction monitoring management believes is reasonably likely to identify and prevent excessive trading in Fund shares.
The Funds' transfer agent employs transaction monitoring that management believes is reasonably likely to identify and prevent excessive trading in Fund shares. The 30-day exchange or repurchase restriction described above is not imposed with respect to shares held directly with the Funds' transfer agent. However, such shares may be purchased through an intermediary that imposes such an exchange or repurchase restriction.
PORTFOLIO HOLDINGS INFORMATION
A description of PFI’s policies and procedures with respect to disclosure of the Funds’ portfolio securities is available in PFI's Statement of Additional Information.

OUTSTANDING SHARES AND SHARE OWNERSHIP
The following table shows as of January 6, 2025, the Record Date, the number of shares outstanding for each class of the Acquired Fund and the Acquiring Fund:

High Income Fund		High Yield Fund
(Acquired Fund)		(Acquiring Fund)
Share Class	Shares Outstanding	Share Class	Shares Outstanding
Institutional	63,842,097	A	64,067,754
		C	3,434,277
		Institutional	201,041,269
		R-6	615,907,657
As of the January 6, 2025 Record Date, the Directors and Officers of PFI together owned less than 1% percent of the outstanding shares of any class of shares of the Acquired Fund or the Acquiring Fund.
As of the January 6, 2025 Record Date, the following persons owned of record, or were known by PFI to own beneficially, 5% or more of the outstanding shares of the Acquired Fund:

HIGH INCOME FUND (Acquired Fund)
Share Class	Name/Address of Shareholder	Percent of Ownership
Institutional	PRINCIPAL GLOBAL INVESTORS TRUST CO	46.22%
	PRINCIPAL LIFETIME HYBRID
	COLLECTIVE INVESTMENT FUNDS
	1300 SW 5TH AVE STE 3300
	PORTLAND OR 97201-5640
Institutional	PRINCIPAL LIFE INS COMPANY CUST	14.02%
	FBO PFG OMNIBUS WRAPPED AND CUSTOM
	ATTN PLIC PROXY COORDINATOR FUNDS
	711 HIGH STREET
	DES MOINES IA 50392-0001
Institutional	LIFETIME 2030 FUND	5.71%
	ATTN MUTUAL FUND ACCOUNTING H221
	711 HIGH ST
	DES MOINES IA 50392-0001
As of the January 6, 2025 Record Date, the following persons owned of record, or were known by PFI to own beneficially, 5% or more of the outstanding shares of the Acquiring Fund:

HIGH YIELD FUND (Acquiring Fund)
Share Class	Name/Address of Shareholder	Percent of Ownership
A	NATIONAL FINANCIAL SERVICES LLC	14.30%
	FOR THE EXCL BENE OF OUR CUSTOMERS
	499 WASHINGTON BLVD
	ATTN MUTUAL FUNDS DEPT 4TH FL
	JERSEY CITY NJ 07310-1995
A	WELLS FARGO CLEARING SERVICES LLC	8.62%
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMER
	2801 MARKET ST
	SAINT LOUIS MO 63103-2523
A	CHARLES SCHWAB & CO INC	6.60%
	SPECIAL CUSTODY A/C FOR THE
	BENEFIT OF CUSTOMERS
	ATTN MUTUAL FUNDS
	101 MONTGOMERY ST
	SAN FRANCISCO CA 94104-4151

HIGH YIELD FUND (Acquiring Fund)
Share Class	Name/Address of Shareholder	Percent of Ownership
A	MLPF&S FOR THE SOLE	5.99%
	BENEFIT OF ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
	4800 DEER LAKE DR EAST 3RD FL
	JACKSONVILLE FL 32246-6484
A	LINCOLN RETIREMENT SERVICES CO	5.75%
	FBO SHARP HEALTHCARE 403B
	PO BOX 7876
	FORT WAYNE IN 46801-7876
C	WELLS FARGO CLEARING SERVICES LLC	18.56%
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMER
	2801 MARKET ST
	SAINT LOUIS MO 63103-2523
C	NATIONAL FINANCIAL SERVICES LLC	15.32%
	FOR THE EXCL BENE OF OUR CUSTOMERS
	499 WASHINGTON BLVD
	ATTN MUTUAL FUNDS DEPT 4TH FL
	JERSEY CITY NJ 07310-1995
C	LPL FINANCIAL	13.67%
	OMNIBUS CUSTOMER ACCOUNT
	ATTN MUTUAL FUND TRADING
	4707 EXECUTIVE DR
	SAN DIEGO CA 92121-3091
C	RAYMOND JAMES	6.97%
	OMNIBUS FOR MUTUAL FUNDS
	HOUSE ACCT FIRM 92500015
	ATTN: COURTNEY WALLER
	880 CARILLON PKWY
	ST PETERSBURG FL 33716-1102
C	PERSHING LLC	6.01%
	1 PERSHING PLZ
	JERSEY CITY NJ 07399-0001
C	CHARLES SCHWAB & CO INC	5.75%
	FBO SPECIAL CUSTODY ACCOUNTS
	ATTN MUTUAL FUNDS
	211 MAIN ST
	SAN FRANCISCO CA 94105-1901
Institutional	WELLS FARGO CLEARING SERVICES LLC	31.91%
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMER
	2801 MARKET ST
	SAINT LOUIS MO 63103-2523
Institutional	NATIONAL FINANCIAL SERVICES LLC	12.04%
	FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
	499 WASHINGTON BLVD
	ATTN MUTUAL FUNDS DEPT 4TH FL
	JERSEY CITY NJ 07310-1995
Institutional	PERSHING LLC	9.61%
	1 PERSHING PLZ
	JERSEY CITY NJ 07399-0001

HIGH YIELD FUND (Acquiring Fund)
Share Class	Name/Address of Shareholder	Percent of Ownership
Institutional	CHARLES SCHWAB & CO INC	7.29%
	SPECIAL CUSTODY A/C FOR THE
	BENEFIT OF CUSTOMERS
	ATTN MUTUAL FUNDS
	101 MONTGOMERY ST
	SAN FRANCISCO CA 94104-4151
Institutional	LPL FINANCIAL	7.18%
	OMNIBUS CUSTOMER ACCOUNT
	ATTN MUTUAL FUND TRADING
	4707 EXECUTIVE DR
	SAN DIEGO CA 92121-3091
Institutional	UBS WM USA	5.78%
	0O0 11011 6100
	OMNI ACCOUNT M/F
	SPEC CDY A/C EBOC UBSFSI
	1000 HARBOR BLVD
	WEEHAWKEN NJ 07086-6761
Institutional	AMERICAN ENTERPRISE INVESTMENT SVC	5.43%
	FBO #41999970
	707 2ND AVE S
	MINNEAPOLIS MN 55402-2405
R-6	PRINCIPAL GLOBAL INVESTORS TRUST CO	50.55%
	PRINCIPAL LIFETIME HYBRID
	COLLECTIVE INVESTMENT FUNDS
	1300 SW 5TH AVE STE 3300
	PORTLAND OR 97201-5640
R-6	PRINCIPAL LIFE INS COMPANY CUST	8.19%
	FBO PFG OMNIBUS WRAPPED AND CUSTOM
	ATTN PLIC PROXY COORDINATOR FUNDS
	711 HIGH STREET
	DES MOINES IA 50392-0001
R-6	LIFETIME 2030 FUND	5.86%
	ATTN MUTUAL FUND ACCOUNTING H221
	711 HIGH ST
	DES MOINES IA 50392-0001
FINANCIAL STATEMENTS
The financial statements of the Acquired Fund and the Acquiring Fund are on PFI's website at www.PrincipalAM.com/prospectuses and in each Fund's Form N-CSR filed with the SEC. The Funds' financial statements for fiscal year ended October 31, 2024 in Form N-CSR are incorporated by reference into the Statement of Additional Information and have been so incorporated by reference in reliance on the report of Ernst & Young LLP, Independent Registered Public Accounting Firm. The unaudited financial statements of the Acquired Fund and the Acquiring Fund included in PFI's Semi‑Annual Report to Shareholders for the six-month period ended April 30, 2024, have also been incorporated by reference into the Statement of Additional Information. Copies of these reports are available upon request as described above.

LEGAL MATTERS
Certain matters concerning the issuance of shares of the Acquiring Fund will be passed upon by John L. Sullivan, Esq., Assistant Counsel to PFI. Certain tax consequences of the Reorganization will be passed upon for the Acquiring Fund by Jared A. Yepsen, Esq., Assistant Tax Counsel to PFI, and for the Acquired Fund by Calvin Eib, Esq., Assistant Tax Counsel to PFI.
OTHER INFORMATION
PFI is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of any PFI Fund must be received by PFI a reasonable time before its solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.
BY ORDER OF THE BOARD OF DIRECTORS
February 3, 2025
Des Moines, Iowa

APPENDIX A
FORM OF
PLAN OF ACQUISITION
High Income Fund and High Yield Fund
The Board of Directors (the “Board”) of Principal Funds, Inc., a Maryland corporation (“PFI”), deems it advisable that the High Yield Fund, a series of PFI (“High Yield”), acquire all of the assets of the High Income Fund, a series of PFI (“High Income”), in exchange for the assumption by High Yield of all of the liabilities of High Income and for shares issued by High Yield, which are thereafter to be distributed by High Income pro rata to its shareholders in complete liquidation and termination of High Income and in exchange for all of High Income’s outstanding shares.
High Income will transfer to High Yield, and High Yield will acquire from High Income, all of the assets of High Income on the Closing Date, as defined below, and will assume from High Income all of the liabilities of High Income in exchange for the issuance of the number and class of shares of High Yield determined as provided in the following paragraphs, which shares will be subsequently distributed pro rata to the shareholders of High Income of the corresponding class in complete liquidation and termination of High Income and in exchange for all of High Income's outstanding Institutional Class shares. High Income will not issue, sell, or transfer any of its shares after the Closing Date, and only redemption requests received by High Income in proper form prior to the Closing Date shall be fulfilled by High Income. Redemption requests received by High Income thereafter will be treated as requests for redemption of those shares of High Yield allocable to the shareholder in question.
High Income will declare, and High Yield may declare, to its shareholders of record on or prior to the Closing Date a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing to its shareholders all of its income (computed without regard to any deduction for dividends paid) and all of its net realized capital gains, if any, as of the Closing Date.
On the Closing Date, High Yield will issue to High Income a number of full and fractional Institutional Class shares of High Yield, taken at their then net asset value, having an aggregate net asset value equal to the aggregate value of the net assets of the corresponding share class of High Income. The aggregate value of the net assets of High Income and High Yield shall be determined in accordance with the then-current Prospectus of PFI as of close of regularly scheduled trading on the New York Stock Exchange (“NYSE”) on the Closing Date.
The closing of the transactions contemplated in this Plan of Acquisition (the “Plan”) shall be held at the offices of Principal Global Investors, LLC (“PGI”), 711 High Street, Des Moines, Iowa 50392 on or about the close of regularly scheduled trading on the NYSE (normally 3:00 p.m., Central Time) on ______________, 2025, or on such other date as PFI management may determine (the “Closing”). The date on which the Closing is to be held as provided in this Plan shall be known as the “Closing Date.”
In the event that on the Closing Date (a) the NYSE is closed for other than customary weekend and holiday closings or (b) trading on the NYSE is restricted or (c) an emergency exists as a result of which it is not reasonably practicable for High Yield or High Income to fairly determine the value of its assets, the Closing Date shall be postponed until the first business day after the day on which trading shall have been fully resumed.
As soon as practicable after the Closing, High Income shall (a) distribute on a pro rata basis to the Institutional Class shareholders of record of High Income at the close of business on the Closing Date the shares of High Yield of the corresponding class received by High Income at the Closing in exchange for all of High Income's outstanding shares, and (b) be liquidated in accordance with applicable law and PFI’s Articles of Incorporation.

For purposes of the distribution of shares of High Yield to shareholders of High Income, High Yield shall credit its books an appropriate number and class of its shares to the account of each shareholder of High Income. No certificates will be issued for shares of High Yield. After the Closing Date and until surrendered, each outstanding certificate, if any, which, prior to the Closing Date, represented shares of High Income, shall be deemed for all purposes of PFI’s Articles of Incorporation and Bylaws to evidence the appropriate number and class of shares of High Yield to be credited on the books of High Yield in respect of such shares of High Income as provided above.
High Income will, within a reasonable period of time before the Closing Date, furnish High Yield with a list of High Income’s portfolio securities and other investments. High Yield will, within a reasonable period of time before the Closing Date, identify the securities, if any, on High Income's list referred to in the foregoing sentence that High Yield wishes to receive from High Income and otherwise how High Yield wishes High Income’s portfolio to be repositioned prior to the Closing in accordance with High Yield’s investment objective, policies, and strategies. High Income, if requested by High Yield, will reposition its portfolio as directed by High Yield prior to the Closing. In addition, if it is determined that the portfolios of High Income and High Yield, when aggregated, would contain investments exceeding certain percentage limitations applicable to High Yield with respect to such investments, High Income, if requested by High Yield, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing. Notwithstanding the foregoing, nothing herein will require High Income to dispose of or purchase any investments or securities if, in the reasonable judgment of the Board or PGI, the investment advisor to High Income and High Yield, such disposition would adversely affect the status of the transactions contemplated in this Plan as a “reorganization,” as such term is used in Section 368(a) of the Internal Revenue Code of 1986, as amended, or would otherwise not be in the best interests of High Income.
Prior to the Closing Date, High Income shall deliver to High Yield a list setting forth the assets to be assigned, delivered, and transferred to High Yield, including the securities then owned by High Income and the respective federal income tax bases (on an identified cost basis) thereof, and the liabilities to be assumed by High Yield pursuant to this Plan.
All of High Income’s portfolio securities shall be delivered by High Income’s custodian on the Closing Date to High Yield or its custodian, either endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the practice of brokers or, if such securities are held in a securities depository within the meaning of Rule 17f-4 under the Investment Company Act of 1940, as amended, transferred to an account in the name of High Yield or its custodian with said depository. All cash to be delivered pursuant to this Plan shall be transferred from High Income’s account at its custodian to High Yield’s account at its custodian. If on the Closing Date High Income is unable to make good delivery to High Yield’s custodian of any of High Income’s portfolio securities because such securities have not yet been delivered to High Income’s custodian by its brokers or by the transfer agent for such securities, then the delivery requirement with respect to such securities shall be waived, and High Income shall deliver to High Yield’s custodian on or by said Closing Date with respect to said undelivered securities executed copies of an agreement of assignment in a form satisfactory to High Yield, and a due bill or due bills in form and substance satisfactory to the custodian, together with such other documents including brokers’ confirmations, as may be reasonably required by High Yield.
This Plan may be abandoned and terminated, whether before or after notification to the shareholders of High Income, if the Board believes that the consummation of the transactions contemplated hereunder would not be in the best interests of the shareholders of either fund. This Plan may be amended by the Board at any time, except that after notification to the shareholders of High Income, no amendment may be made with respect to the Plan that in the opinion of the Board materially adversely affects the interests of the shareholders of High Income.

Except as expressly provided otherwise in this Plan, PGI will pay or cause to be paid all out-of-pocket fees and direct expenses incurred in connection with the transactions contemplated under this Plan, including, but not limited to, accountants’ fees, legal fees, registration fees, and printing expenses.
This Plan may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Each party agrees that electronic signatures of the parties included in this Plan are intended to authenticate this writing and to have the same force and effect as manual signatures. Electronic signature means any electronic sound, symbol, or process attached to or logically associated with a record and executed and adopted by a party with the intent to sign such record, including facsimile or email electronic signatures.
Remainder of Page Intentionally Blank

IN WITNESS WHEREOF, each of the parties hereto has caused this Plan to be executed as of the _____ day of ____________, 202_.

PRINCIPAL FUNDS, INC. on behalf of the following Acquired Fund: High Income Fund

By:
Name:
Title:

PRINCIPAL FUNDS, INC. on behalf of the following Acquiring Fund: High Yield Fund

By:
Name:
Title:

PRINCIPAL GLOBAL INVESTORS, LLC
(solely in connection with the payment of expenses)

By:
Name:
Title:

APPENDIX B
FINANCIAL HIGHLIGHTS
The financial highlights tables for the Acquired Fund and the Acquiring Fund are set forth below and are intended to help investors understand the financial performance of the Fund for the past five fiscal years. Certain information reflects financial results for a single share of a Fund. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a particular Fund (assuming reinvestment of all dividends and distributions). Information for the fiscal years ended October 31, 2020 through October 31, 2024 has been derived from the financial statements audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with each Fund’s financial statements, is included in each Fund's Form N-CSR filed with the SEC for the fiscal year ended October 31, 2024. The unaudited financial statements of the Acquired Fund and the Acquiring Fund are included in PFI's Semi‑Annual Report to Shareholders for the six-month period ended April 30, 2024. Copies of these reports are available upon request as described above.

This page left blank intentionally.

FINANCIAL HIGHLIGHTS PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Total Dividends and Distributions	Net Asset Value, End of Period
HIGH INCOME FUND
Institutional shares
2024	$7.74	$0.57	$0.53	$1.10	$(0.67)	$(0.67)	$8.17
2023	7.86	0.54	(0.07)	0.47	(0.59)	(0.59)	7.74
2022	9.36	0.45	(1.47)	(1.02)	(0.48)	(0.48)	7.86
2021	9.00	0.47	0.38	0.85	(0.49)	(0.49)	9.36
2020	9.30	0.54	(0.29)	0.25	(0.55)	(0.55)	9.00

FINANCIAL HIGHLIGHTS PRINCIPAL FUNDS, INC. (CONTINUED)

Total Return		Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

14.44%		$598,450	0.60%	(b)	6.96%	73.9%
5.89	(c)	3,159,560	0.61	(b)	6.81	35.0
(10.90)	(c)	3,079,579	0.60	(b)	5.27	48.1
9.45	(c)	3,720,936	0.60	(b)	4.99	62.8
2.85	(c)	3,020,358	0.61	(b)	6.04	73.8
(a)Calculated based on average shares outstanding during the period.
(b)Reflects Manager's contractual expense limit.
(c)Total return is calculated using the traded net asset value which may differ from the reported net asset value. The traded net asset value is the net asset value which a shareholder would have paid or received from a subscription or redemption.

FINANCIAL HIGHLIGHTS PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Total Dividends and Distributions	Net Asset Value, End of Period
HIGH YIELD FUND
Class A shares
2024	$6.31	$0.42	$0.52	$0.94	($0.42)	($0.42)	$6.83
2023	6.29	0.37	0.03	0.40	(0.38)	(0.38)	6.31
2022	7.33	0.32	(1.02)	(0.70)	(0.34)	(0.34)	6.29
2021	7.01	0.32	0.35	0.67	(0.35)	(0.35)	7.33
2020	7.15	0.36	(0.13)	0.23	(0.37)	(0.37)	7.01
Class C shares
2024	6.40	0.37	0.53	0.90	(0.37)	(0.37)	6.93
2023	6.38	0.32	0.02	0.34	(0.32)	(0.32)	6.40
2022	7.43	0.27	(1.03)	(0.76)	(0.29)	(0.29)	6.38
2021	7.10	0.28	0.34	0.62	(0.29)	(0.29)	7.43
2020	7.23	0.32	(0.13)	0.19	(0.32)	(0.32)	7.10
Institutional shares
2024	6.25	0.43	0.52	0.95	(0.44)	(0.44)	6.76
2023	6.24	0.39	0.02	0.41	(0.40)	(0.40)	6.25
2022	7.27	0.34	(1.01)	(0.67)	(0.36)	(0.36)	6.24
2021	6.96	0.34	0.34	0.68	(0.37)	(0.37)	7.27
2020	7.10	0.38	(0.13)	0.25	(0.39)	(0.39)	6.96
R-6 shares
2024	6.25	0.44	0.51	0.95	(0.44)	(0.44)	6.76
2023	6.24	0.39	0.02	0.41	(0.40)	(0.40)	6.25
2022	7.27	0.35	(1.01)	(0.66)	(0.37)	(0.37)	6.24
2021	6.96	0.35	0.34	0.69	(0.38)	(0.38)	7.27
2020	7.10	0.38	(0.12)	0.26	(0.40)	(0.40)	6.96

FINANCIAL HIGHLIGHTS PRINCIPAL FUNDS, INC. (CONTINUED)

Total Return		Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

15.15%	(b)	$421,065	0.91%		6.22%	39.1%
6.31	(b)	414,017	0.94		5.70	28.0
(9.71)	(b)	426,999	0.91		4.74	33.1
9.64	(b)	539,969	0.91		4.44	63.0
3.39	(b)	513,993	0.91		5.22	77.7

14.21	(b)	24,716	1.69		5.44	39.1
5.37	(b)	29,469	1.75		4.88	28.0
(10.42)	(b)	39,928	1.69		3.94	33.1
8.87	(b)	62,973	1.64		3.74	63.0
2.74	(b)	118,320	1.65		4.51	77.7

15.48		1,359,544	0.61	(c)	6.52	39.1
6.55		1,183,194	0.61	(c)	6.03	28.0
(9.50)	(d)	1,140,046	0.61	(c)	5.04	33.1
10.05	(d)	1,535,963	0.61	(c)	4.73	63.0
3.73		1,379,657	0.61	(c)	5.51	77.7

15.57		4,045,178	0.53		6.56	39.1
6.64		687,216	0.53		6.13	28.0
(9.42)	(d)	557,144	0.52		5.12	33.1
10.15	(d)	757,781	0.52	(c)	4.84	63.0
3.82		971,122	0.52	(c)	5.57	77.7
(a)Calculated based on average shares outstanding during the period.
(b)Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)Reflects Manager's contractual expense limit.
(d)Total return is calculated using the traded net asset value which may differ from the reported net asset value. The traded net asset value is the net asset value which a shareholder would have paid or received from a subscription or redemption.

PART B
PRINCIPAL FUNDS, INC.
711 High Street
Des Moines, Iowa 50392
STATEMENT OF ADDITIONAL INFORMATION
Dated: February 3, 2025
This Statement of Additional Information is available to the shareholders of the High Income Fund (the "Acquired Fund") in connection with the proposed reorganization of the Acquired Fund into the High Yield Fund (the "Acquiring Fund") (the "Reorganization"). The Acquired and Acquiring Funds are each a separate series of Principal Funds, Inc. ("PFI").
This Statement of Additional Information is not a prospectus and should be read in conjunction with the Information Statement/Prospectus dated February 3, 2025, relating to the Reorganization. The Information Statement/Prospectus, which describes the proposed Reorganization, may be obtained without charge by writing to Principal Funds, Inc., P.O. Box 219971, Kansas City, MO 64121-9971 or by calling toll-free at 1 (800) 222-5852.
TABLE OF CONTENTS
(1)The Statement of Additional Information dated March 1, 2024, filed on February 27, 2024, and the supplements thereto, dated and filed on March 18, 2024, April 2, 2024, April 12, 2024, June 17, 2024, July 29, 2024, August 28, 2024, September 16, 2024, October 15, 2024, October 31, 2024, November 20, 2024, and December 16, 2024.
(2)The financial statements of the Acquired and Acquiring Funds included in PFI's Annual Report to Shareholders for the fiscal year ended October 31, 2024, which have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, as filed on Form N-CSR on December 27, 2024, and the unaudited financial statements of the Acquired and Acquiring Funds included in PFI's Semi-Annual Report to Shareholders for the six-month period ended April 30, 2024, as filed on Form N-CSRS on June 20, 2024.
INFORMATION INCORPORATED BY REFERENCE
This Statement of Additional Information incorporates by reference the following documents (or designated portions thereof) that have been filed with the Securities and Exchange Commission (File Nos. 033-59474 and 811-07572):
(1)The Statement of Additional Information dated March 1, 2024, filed on February 27, 2024 (Accession No. 0000898745-24-000221), and the supplements thereto, dated and filed on March 18, 2024, April 2, 2024, April 12, 2024, June 17, 2024, July 29, 2024, August 28, 2024, September 16, 2024, October 15, 2024, October 31, 2024, November 20, 2024, and December 16, 2024.
(2)The financial statements of the Acquired and Acquiring Funds included in PFI's Annual Report to Shareholders (Part 1-000721) and Annual Report to Shareholders (Part 2-000723) for the fiscal year ended October 31, 2024, which have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, as filed on Form N-CSR in two related submissions due to size/image constraints, on December 27, 2024, and the unaudited financial statements of the Acquired and Acquiring Funds included in PFI's Semi-Annual Report to Shareholders for the six-month period ended April 30, 2024, as filed on Form N-CSRS on June 20, 2024.
The PFI Annual and Semi-Annual Reports to Shareholders are available upon request and without charge by calling toll-free at 1 (800) 222-5852 or online at www.PrincipalAM.com/Prospectuses.

SUPPLEMENTAL FINANCIAL INFORMATION
A table showing the fees of the Acquiring Fund and the Acquired Fund, and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganization, is included in the “Annual Fund Operating Expenses” section of the Proxy Statement.
The Reorganization will not result in a material change to the Acquired Fund's investment portfolio due to the investment restrictions of the Acquiring Fund. In particular, each security held by the Acquired Fund is eligible to be held by the Acquiring Fund. As a result, a schedule of investments of the Acquired Fund modified to show the effects of the change is not required and is not included.
There are no material differences in accounting policies of the Acquired Fund as compared to those of the Acquiring Fund.
2